Exhibit 99.1

FOURTH QUARTER 2011

FINANCIAL SUPPLEMENT

If you need further information, please contact:

Aarti Bowman, Investor Relations

901-523-4017

aagoorha@firsthorizon.com

Other Information

This financial supplement contains forward-looking statements involving significant risks and uncertainties. A number of important factors could cause actual results to differ materially from those in the forward-looking information. Those factors include general economic and financial market conditions, including expectations of and actual timing and amount of interest rate movements including the slope of the yield curve, competition, customer and investor responses to these conditions, ability to execute business plans, geopolitical developments, recent and future legislative and regulatory developments, natural disasters, and items mentioned in this financial supplement and in First Horizon National Corporation’s (FHN) most recent press release, as well as critical accounting estimates and other factors described in FHN’s recent filings with the SEC. FHN disclaims any obligation to update any such factors or to publicly announce the result of any revisions to any of the forward-looking statements included herein or therein to reflect future events or developments.

Use of Non-GAAP Measures

Certain ratios are included in this financial supplement that are non-GAAP, meaning they are not presented in accordance with generally accepted accounting principles (GAAP) in the U.S. FHN’s management believes such ratios are relevant to understanding the capital position and results of the Company. The non-GAAP ratios presented in this financial supplement are tangible common equity to tangible assets, tangible book value per common share, tier 1 common to risk weighted assets, adjusted tangible common equity to risk weighted assets, and net interest margin adjusted for fully taxable equivalent (“FTE”). These ratios are reported to FHN’s management and Board of Directors through various internal reports. Additionally, disclosure of non-GAAP capital ratios provides a meaningful base for comparability to other financial institutions as the capital ratios have become an important measure of the capital strength of banks as demonstrated by the inclusion in the stress tests administered by the United States Treasury Department under the Capital Assistance Program. Non-GAAP measures are not formally defined by GAAP or codified in the federal banking regulations, and other entities may use calculation methods that differ from those used by FHN. Tier 1 capital is a regulatory term and is generally defined as the sum of core capital (including common equity and instruments that can not be redeemed at the option of the holder) adjusted for certain items under risk based capital regulations. Also a regulatory term, risk weighted assets includes total assets adjusted for credit risk and is used to determine capital ratios. Refer to the tabular reconciliation of non-GAAP to GAAP measures and presentation of the most comparable GAAP items on page 28 of this financial supplement.

FIRST HORIZON NATIONAL CORPORATION SEGMENT STRUCTURE

Regional Banking

•	Traditional lending and deposit taking, investments, financial planning, trust services, asset management, and cash management

•	Correspondent banking which provides credit, depository, and other banking related services to other financial institutions

•	First lien mortgage originations through regional banking channels

Capital Markets

•	Fixed income sales, trading, and strategies for institutional clients in the U.S. and abroad

•	Other capital markets products such as portfolio advisory, derivatives, and loan trading

Corporate

•

Executive management, enterprise-wide risk management, corporate finance, corporate communications, low income housing activities, legal functions and funding for the corporation including any impact from balance sheet positioning

•	Various charges related to restructuring, repositioning, and efficiency initiatives

Non-Strategic

•	Wind-down businesses that include:

•	National consumer lending loan portfolios

•	Trust preferred loan portfolio

•	Legacy mortgage servicing

•

Exited businesses such as First Horizon Msaver, Inc. (“Msaver”), First Horizon Insurance, Inc. (“FHI”), and Highland Capital Management Corporation (“Highland Capital”) and associated restructuring, repositioning, and efficiency charges

PERFORMANCE HIGHLIGHTS

Summary of Fourth Quarter 2011 Significant Items

(Millions)

Segment	Item	Income Statement	Amount	Comments
Corporate	Derivatives Liabilities Adjustment	Noninterest Expense: Other	$8.3 million	Increase in derivative liabilities due to expected decline in conversion ratio of Visa Class B Shares
Corporate	Interest on Tax Refund	Noninterest Income: Other	$4.0 million	Interest related to a tax refund
Corporate	Tax Audit Resolution	Provision/(Benefit) for Income Taxes	($5.9 million)	Reduction in tax expense associated with audit settlements and statute expirations
Corporate & Non-Strategic	Restructuring, Repositioning, and Efficiency Initiatives	Employee compensation, incentives, and benefits	$4.1 million	Primarily pre-tax severance related costs associated with efficiency initiatives within corporate and bank service functions

(Fourth Quarter 2011 vs. Third Quarter 2011)

Consolidated

•	Net income available to common shareholders was $34.9 million, or $.13 per diluted share, compared to $36.1 million, or $.14 per diluted share, in third quarter

•	Net interest income (“NII”) increased $2.5 million during fourth quarter primarily within regional banking due to increased loans to mortgage companies

•	Noninterest income (including security gains) was $181.2 million in fourth quarter, a decrease of $39.7 million from third quarter

•	Primarily driven by securities gains from sale of Visa shares within corporate in third quarter and a decline in fixed income revenue within capital markets in fourth quarter

•	Provision expense was $10.0 million in fourth quarter compared to $32.0 million in the third quarter

•	Prior quarter includes effects of sales of consumer and commercial nonperforming loans

•	Noninterest expense decreased $10.7 million to $312.0 million in fourth quarter

•	The regional banking, capital markets, and non-strategic segments had lower expenses during fourth quarter

•	Expenses within the corporate segment increased primarily due to an increase in the derivative liabilities associated with prior sales of Visa Class B shares

•	Period-end loan balance increased slightly in fourth quarter to $16.4 billion

•	Commercial and consumer loan growth more than offset runoff within the non-strategic portfolio

•	Average core deposits increased from $15.2 billion in third quarter to $15.3 billion in fourth quarter

Regional Banking

•	Net interest margin improved 6 basis points to 5.23%, NII increased $9.5 million to $150.1 million in fourth quarter

•	Increase in NII primarily attributable to higher balances of loans to mortgage companies

•	Provision credit was $12.7 million in fourth quarter compared to a credit of $22.7 million in prior quarter

•	Reflects continued aggregate improvement within the commercial portfolio somewhat offset by higher provision associated with the consumer portfolio

•	Third quarter included $4.3 million of provision expense related to commercial nonperforming loan (“NPL”) sales

•	Period-end loans increased $378.7 million

•	Noninterest income decreased to $64.4 million in fourth quarter from $68.0 million in third quarter

•	Deposit fee income decreased primarily due to the impact of the Durbin Amendment which became effective in fourth quarter resulting in lower interchange income

•	Noninterest expense decreased slightly to $136.4 million in fourth quarter from $137.3 million in prior quarter

•	Decline driven primarily by lower personnel costs

Capital Markets

•	Fixed income revenues decreased to $80.7 million in fourth quarter from $92.6 million in third quarter

•	Fixed income average daily revenue (“ADR”) was $1.3 million in fourth quarter, down from $1.4 million in prior quarter

•	Noninterest expense decreased to $66.7 million in fourth quarter from $77.2 million in prior quarter

•	Variable compensation costs decreased consistent with the decline in fixed income sales revenue

•	Legal fees decreased $4.7 million from third quarter

Corporate

•	NII was negative $3.8 million in fourth quarter compared to negative $.5 million in third quarter primarily due to a decline in income from investment securities

•	Noninterest income (including securities gains) decreased to $10.0 million from $38.1 million in prior quarter

•	Third quarter included $35.1 million of securities gains related to the sale of Visa Class B Shares

•	Fourth quarter included $4.0 million related to interest on a tax refund

•	Deferred compensation income improved due to market conditions and is mirrored by an increase in deferred compensation expense

•	Noninterest expense increased to $29.2 million in fourth quarter from $19.0 million in prior quarter

•	Increase to derivative liabilities in fourth quarter of $8.3 million associated with prior sales of Visa shares related to an expected decline in the conversion ratio for Visa Class B shares

PERFORMANCE HIGHLIGHTS (continued)

(Fourth Quarter 2011 vs. Third Quarter 2011)

Non-Strategic

•	NII decreased $3.7 million to $27.0 million in fourth quarter due to contracting loan portfolios

•	Provision expense decreased to $22.7 million in fourth quarter from $54.7 million in prior quarter

•	Prior quarter provision included $31.4 million attributable to the sale of nonperforming loans

•	Noninterest income increased to $18.5 million in fourth quarter from $15.4 million in prior quarter due to a rise in mortgage banking income

•	Positive net hedging results decreased to $5.9 million from $7.0 million in prior quarter

•	Mortgage warehouse valuation adjustments were positive $.3 million in fourth quarter compared to negative $7.1 million in third quarter

•	Fourth quarter improvement due to lower effects of credit marks on delinquent loans and positive effects of interest rate changes

•	Noninterest expense decreased to $79.6 million in fourth quarter from $89.2 million in prior quarter

•	Provisioning for repurchase and foreclosure losses was $45.0 million in fourth quarter compared to $52.8 million in third quarter

•	Liability levels decreased from $169.3 million to $165.3 million in fourth quarter

•	New requests/private mortgage insurance (“MI”) cancellation notices were $177.7 million in fourth quarter, down $22.6 million from prior quarter

•	Active pipeline declined to $383.5 million from $417.9 million in prior quarter

•	Pipeline decrease reflects elevated volumes of resolutions related to MI cancellation notices where coverage was ultimately lost

•	Cumulative rescission rates averaging between 45% and 55% with average loss severities ranging between 50% and 60%

•	Contract employment and outsourcing costs decreased $1.3 million in fourth quarter to $9.9 million

•	Decrease primarily related to one-time costs associated with transition to new subservicer in third quarter

•	In prior quarter, discontinued operations, net of tax included an after-tax gain of $5.7 million related to the Msaver divestiture

Asset Quality

•	Allowance as a percentage of loans ratio decreased to 234 basis points from 277 basis points in prior quarter

•	Reflects a $65.3 million net allowance decrease in fourth quarter; decline primarily relates to the commercial portfolio

•	Provision expense decreased $22.0 million in fourth quarter driven by losses on nonperforming loan sales recognized in third quarter

•	Annualized net charge-offs decreased to 184 basis points of average loans from 265 basis points in prior quarter

•	Net charge-offs were $75.3 million in fourth quarter compared to $106.4 million in prior quarter

•	Prior quarter included $47.6 million of net charge-offs associated with nonperforming loan sales

•	Commercial net charge-offs increased $14.3 million to $34.9 million in fourth quarter

•	The increase is driven by a sizeable charge-off associated with one bank-related relationship (trust preferred and bank holding company loans)

•	Prior quarter included net charge-offs of $7.4 million associated with sales of nonperforming loans

•	Consumer net charge-offs were $40.3 million in fourth quarter; a decline of $45.4 million from prior quarter

•	Third quarter included net charge-offs of $40.2 million associated with a nonperforming mortgage loan bulk sale

•	Nonperforming assets (“NPAs”) decreased 11 percent from prior quarter; NPA ratio declined to 257 basis points from 302 basis points

•	Decline in NPAs primarily driven by improvement in the C&I portfolio and a sizeable charge-off related to a single bank-related credit in fourth quarter

•	Foreclosed assets declined as disposition activity continues and inflow continues to slow

•	Troubled debt restructurings (“TDRs”) were $382.2 million at the end of fourth quarter compared with $331.8 million in prior quarter

•	Commercial Portfolio:

•	Reserves decreased $61.4 million from prior quarter primarily driven by the C&I portfolio

•	Reflects continued aggregate improved risk profile resulting in upgrades within the C&I portfolio

•	Overall stabilization within the TRUPs and bank stock portfolio; the lowest tier borrowers remain under duress but are closely monitored

•	Consumer Portfolio:

•	Performance of the home equity portfolio was relatively stable; 30+ delinquency rates increased to 170 basis points from 161 basis points in prior quarter

•	Slight reserve increase primarily attributable to higher reserves associated with home equity TDRs

•	Allowance for loan loss (“ALLL”) balances for permanent mortgage decreased primarily due to lower balances and improvement in delinquencies

Taxes (Operating Results)

•	Fourth quarter includes approximately $15 million of positive effect from permanent tax credits

•	Includes approximately $6 million reduction in tax expense associated with audit settlements and statute expirations

Capital and Liquidity

•	Paid $0.01 per share dividend January 3, 2012

•	Launched $100 million stock repurchase program; utilized $44 million of program in fourth quarter

•	Current ratios strong (regulatory capital ratios estimated based on period-end balances)

•	9.05% for tangible common equity to tangible assets

•	14.16% for Tier 1

•	17.89% for Total Capital

•	11.70% for Tier 1 Common

CHARGES FOR RESTRUCTURING, REPOSITIONING, & EFFICIENCY INITIATIVES Quarterly, Unaudited

(Thousands)	4Q11	3Q11	2Q11	1Q11	4Q10
By Income Statement Impact
Noninterest income
All other income and commissions	$—	$1,200	$—	$—	$—
Noninterest expense
Employee compensation, incentives, and benefits	3,760	2,128	7,511	2,253	2,225
Occupancy	39	1,031	59	795	17
Legal and professional fees	(27)	—	—	—	1
All other expense	220	74	9,026	13	2,801

Total loss before income taxes	(3,992)	(2,033)	(16,596)	(3,061)	(5,044)
Income/(loss) from discontinued operations (a) (b)	(84)	8,951	441	(10,514)	(335)

Net impact resulting from restructuring, repositioning, and efficiency initiatives	$(4,076)	$6,918	$(16,155)	$(13,575)	$(5,379)

(a)	Includes amounts related to Msaver, First Horizon Insurance, and Highland Capital.
(b)	3Q11 includes a $9.4 million pre-tax gain related to the Msaver divestiture.

CONSOLIDATED SUMMARY RESULTS Quarterly, Unaudited

(Dollars in thousands, except						4Q11 Change vs.		Twelve months ended		2011 vs.
per share data)	4Q11	3Q11	2Q11	1Q11	4Q10	3Q11	4Q10	2011	2010	2010
Income Statement Highlights
Net interest income	$178,877	$176,340	$172,860	$172,755	$182,236	1%	(2)%	$700,832	$730,838	(4)%
Noninterest income	180,993	185,725	187,592	195,537	189,483	(3)%	(4)%	749,847	921,803	(19)%
Securities gains/(losses), net	203	35,162	1	798	15,681	NM	NM	36,164	10,922	NM

Total revenue	360,073	397,227	360,453	369,090	387,400	(9)%	(7)%	1,486,843	1,663,563	(11)%

Noninterest expense	312,036	322,708	344,455	313,796	328,294	(3)%	(5)%	1,292,995	1,341,810	(4)%
Provision for loan losses	10,000	32,000	1,000	1,000	45,000	(69)%	(78)%	44,000	270,000	(84)%

Income before income taxes	38,037	42,519	14,998	54,294	14,106	(11)%	NM	149,848	51,753	NM
Provision/(benefit) for income taxes	(526)	8,367	(4,167)	12,162	(6,637)	NM	NM	15,836	(21,182)	NM

Income from continuing operations	38,563	34,152	19,165	42,132	20,743	13%	86%	134,012	72,935	84%
Income/(loss) from discontinued operations, net of tax	(752)	4,828	3,671	871	(3,435)	NM	78%	8,618	(11,332)	NM

Net income	37,811	38,980	22,836	43,003	17,308	(3)%	NM	142,630	61,603	NM
Net income attributable to noncontrolling interest	2,871	2,875	2,844	2,844	2,840	*	1%	11,434	11,402	*

Net income attributable to controlling interest	34,940	36,105	19,992	40,159	14,468	(3)%	NM	131,196	50,201	NM
Preferred stock dividends	—	—	—	—	63,154	NM	NM	—	107,970	NM

Net income/(loss) available to common shareholders	$34,940	$36,105	$19,992	$40,159	$(48,686)	(3)%	NM	$131,196	$(57,769)	NM

Common Stock Data
Diluted EPS from continuing operations	$0.13	$0.12	$0.06	$0.15	$(0.19)	8%	NM	$0.47	$(0.20)	NM
Diluted EPS	0.13	0.14	0.08	0.15	(0.20)	(7)%	NM	0.50	(0.25)	NM
Diluted shares	260,372	262,803	262,756	265,556	239,095	(1)%	9%	262,861	235,699	12%
Period-end shares outstanding	257,468	263,619	263,699	263,335	263,366	(2)%	(2)%	NM	NM
Cash dividends declared per share	$0.01	$0.01	$0.01	$0.01	N/A			NM	NM
Stock dividend rate declared per share	N/A	N/A	N/A	N/A	1.8122%			NM	NM

Balance Sheet Highlights (Period-End)
Total loans, net of unearned income (Restricted—$ .6 billion) (a)	$16,397,127	$16,241,402	$16,061,646	$15,972,372	$16,782,572	1%	(2)%
Total deposits	16,213,009	15,698,255	15,896,027	15,350,967	15,208,231	3%	7%
Total assets (Restricted—$ .6 billion) (a)	24,789,384	25,571,469	25,054,066	24,438,344	24,698,952	(3)%	*
Total liabilities (Restricted—$ .6 billion) (a)	22,104,747	22,828,239	22,372,684	21,798,287	22,020,947	(3)%	*
Total equity	2,684,637	2,743,230	2,681,382	2,640,057	2,678,005	(2)%	*

Asset Quality Highlights
Allowance for loan losses (Restricted—$ 31.8 million) (a)	$384,351	$449,645	$524,091	$589,128	$664,799
Allowance / period-end loans	2.34%	2.77%	3.26%	3.69%	3.96%
Net charge-offs	$75,294	$106,446	$66,037	$76,671	$100,100
Net charge-offs (annualized) / average loans	1.84%	2.65%	1.67%	1.93%	2.36%
Non-performing assets (NPA)	$521,161	$582,572	$747,860	$818,969	$836,502
NPA % (b)	2.57%	3.02%	4.09%	4.55%	4.48%

Key Ratios & Other
Return on average assets (annualized) (c)	0.60%	0.62%	0.37%	0.71%	0.27%
Return on average common equity (annualized) (d)	5.69%	5.90%	3.36%	6.82%	(8.59)%
Net interest margin (e) (f)	3.23%	3.23%	3.20%	3.22%	3.18%
Fee income to total revenue (g)	50.29%	51.30%	52.04%	53.09%	50.97%
Efficiency ratio (h)	86.71%	89.13%	95.56%	85.20%	88.32%
Book value per common share	$9.28	$9.29	$9.05	$8.90	$9.05
Tangible book value per common share (f)	$8.66	$8.68	$8.43	$8.21	$8.31
Adjusted tangible common equity to risk weighted assets (f)	10.73%	11.09%	11.05%	10.84%	10.66%
Full time equivalent employees	4,728	4,748	4,950	5,159	5,435	*	(13)%

N/A—Not applicable

NM—Not meaningful

*	Amount is less than one percent.
(a)	Restricted balances parenthetically presented are as of December 31, 2011.
(b)	NPAs related to the loan portfolio over period-end loans plus foreclosed real estate and other assets.
(c)	Calculated using net income.
(d)	Calculated using net income available to common shareholders.
(e)	Net interest margin is computed using total net interest income adjusted for FTE.
(f)	Refer to the Non-GAAP to GAAP Reconciliation on page 28 of this financial supplement.
(g)	Ratio excludes securities gains/(losses).
(h)	Noninterest expense divided by total revenue excluding securities gains/(losses).

CONSOLIDATED INCOME STATEMENT Quarterly, Unaudited

						4Q11 Change vs.
(Thousands)	4Q11	3Q11	2Q11	1Q11	4Q10	3Q11	4Q10
Interest income	$209,715	$208,360	$206,757	$207,605	$217,260	1%	(3)%
Less: interest expense	30,838	32,020	33,897	34,850	35,024	(4)%	(12)%

Net interest income	178,877	176,340	172,860	172,755	182,236	1%	(2)%
Provision for loan losses (a)	10,000	32,000	1,000	1,000	45,000	(69)%	(78)%

Net interest income after provision for loan losses	168,877	144,340	171,860	171,755	137,236	17%	23%

Noninterest income:
Capital markets	87,756	99,557	77,921	90,057	94,573	(12)%	(7)%
Mortgage banking	18,008	12,751	32,101	27,726	16,057	41%	12%
Deposit transactions and cash management (b)	31,349	35,701	34,726	32,279	34,875	(12)%	(10)%
Trust services and investment management	5,822	6,086	6,684	6,360	6,330	(4)%	(8)%
Brokerage management fees and commissions	4,869	5,648	6,134	6,883	5,772	(14)%	(16)%
Insurance commissions	1,399	739	764	689	588	89%	NM
Securities gains/(losses), net (c)	203	35,162	1	798	15,681	NM	NM
Other (d) (e)	31,790	25,243	29,262	31,543	31,288	26%	2%

Total noninterest income	181,196	220,887	187,593	196,335	205,164	(18)%	(12)%

Adjusted gross income after provision for loan losses	350,073	365,227	359,453	368,090	342,400	(4)%	2%

Noninterest expense:
Employee compensation, incentives, and benefits (d)	149,013	153,540	151,160	156,512	164,410	(3)%	(9)%
Repurchase and foreclosure provision	45,033	52,791	24,563	37,203	44,223	(15)%	2%
Operations services	10,601	11,978	13,907	13,861	14,832	(11)%	(29)%
Occupancy (d)	12,168	13,523	13,061	14,861	13,756	(10)%	(12)%
Legal and professional fees	12,708	18,132	20,451	18,352	16,086	(30)%	(21)%
FDIC premium expense (f)	5,504	5,904	8,839	8,055	9,326	(7)%	(41)%
Computer software	9,507	8,689	8,375	8,085	8,406	9%	13%
Contract employment and outsourcing (g)	12,514	14,352	8,142	6,888	7,826	(13)%	60%
Equipment rentals, depreciation, and maintenance	7,748	8,795	8,481	7,890	7,821	(12)%	(1)%
Foreclosed real estate	4,793	4,691	5,803	6,789	4,178	2%	15%
Communications and courier	4,384	4,428	5,069	5,219	5,134	(1)%	(15)%
Miscellaneous loan costs	1,354	959	859	1,492	1,796	41%	(25)%
Amortization of intangible assets	1,000	1,004	1,006	1,006	1,037	*	(4)%
Other (d) (h) (i)	35,709	23,922	74,739	27,583	29,463	49%	21%

Total noninterest expense	312,036	322,708	344,455	313,796	328,294	(3)%	(5)%

Income before income taxes	38,037	42,519	14,998	54,294	14,106	(11)%	NM
Provision/(benefit) for income taxes	(526)	8,367	(4,167)	12,162	(6,637)	NM	NM

Income from continuing operations	38,563	34,152	19,165	42,132	20,743	13%	86%
Income/(loss) from discontinued operations, net of tax (d)	(752)	4,828	3,671	871	(3,435)	NM	78%

Net income	37,811	38,980	22,836	43,003	17,308	(3)%	NM
Net income attributable to noncontrolling interest	2,871	2,875	2,844	2,844	2,840	*	1%

Net income attributable to controlling interest	34,940	36,105	19,992	40,159	14,468	(3)%	NM
Preferred stock dividends	—	—	—	—	63,154	NM	NM

Net income/(loss) available to common shareholders	$34,940	$36,105	$19,992	$40,159	$(48,686)	(3)%	NM

NM—Not meaningful

*	Amount is less than one percent.

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	3Q11 includes approximately $36 million of losses on sales of nonperforming loans.
(b)	4Q11 decrease primarily due to the impact of the Durbin Amendment which became effective in fourth quarter resulting in lower interchange income.
(c)	3Q11 includes a $35.1 million gain associated with the sale of a portion of Visa Class B Shares.
(d)	4Q11 and 3Q11 includes a portion of net charges related to Restructuring, Repositioning, & Efficiency Initiatives.
(e)	4Q11 includes $4.0 million of interest related to a tax refund.
(f)	3Q11 includes refinement of FDIC premium calculation methodology, which was first implemented in 2Q11.
(g)	3Q11 includes transition costs and elevated base subservicing costs in connection with the transition of servicing to a new mortgage servicer.
(h)	2Q11 includes a $36.7 million loss accrual related to a litigation settlement.
(i)	4Q11 includes an $8.3 million increase in derivative liabilities associated with prior sales of Visa shares related to an expected decline in the conversion ratio for Visa Class B shares.

OTHER INCOME AND OTHER EXPENSE Quarterly, Unaudited

						4Q11 Change vs.
(Thousands)	4Q11	3Q11	2Q11	1Q11	4Q10	3Q11	4Q10
Other Income
Bank owned life insurance	$4,764	$5,116	$4,920	$4,815	$7,732	(7)%	(38)%
Bankcard income (a)	7,259	5,258	5,151	4,720	4,977	38%	46%
ATM interchange fees (b)	2,655	3,709	3,791	3,535	3,748	(28)%	(29)%
Other service charges	3,541	2,969	2,819	2,853	2,844	19%	25%
Electronic banking fees	1,546	1,609	1,536	1,534	1,629	(4)%	(5)%
Letter of credit fees	1,230	1,407	1,869	1,776	1,508	(13)%	(18)%
Deferred compensation	376	(2,093)	221	979	2,260	NM	(83)%
Gains on extinguishment of debt	—	—	—	5,761	—	NM	NM
Other (c) (d)	10,419	7,268	8,955	5,570	6,590	43%	58%

Total	$31,790	$25,243	$29,262	$31,543	$31,288	26%	2%

Other Expense
Losses from litigation and regulatory matters	$2,194	$—	$38,260	$2,325	$—	NM	NM
Advertising and public relations	4,965	4,571	3,558	3,790	5,687	9%	(13)%
Low income housing expense	5,974	4,712	4,973	4,697	5,886	27%	1%
Other insurance and taxes	3,395	3,352	3,507	3,467	1,808	1%	88%
Travel and entertainment	2,342	2,075	2,137	1,770	2,429	13%	(4)%
Customer relations	1,301	1,185	1,152	1,270	1,720	10%	(24)%
Employee training and dues	1,172	1,009	1,342	1,247	1,119	16%	5%
Supplies	953	1,092	792	963	1,208	(13)%	(21)%
Bank examination costs	1,127	1,138	1,117	1,118	1,147	(1)%	(2)%
Loan insurance expense	676	744	706	781	603	(9)%	12%
Federal services fees	342	338	291	464	471	1%	(27)%
Other (c) (e)	11,268	3,706	16,904	5,691	7,385	NM	53%

Total	$35,709	$23,922	$74,739	$27,583	$29,463	49%	21%

NM—Not meaningful

*	Amount is less than one percent.

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	4Q11 includes $2.0 million related to Visa volume incentives.
(b)	4Q11 decrease primarily due to the impact of the Durbin Amendment which became effective in fourth quarter resulting in lower interchange income.
(c)	4Q11 and 3Q11 includes a portion of the net impact of Restructuring, Repositioning, & Efficiency Initiatives.
(d)	4Q11 includes $4.0 million of interest related to a tax refund.
(e)	4Q11 includes an $8.3 million increase in derivative liabilities associated with prior sales of Visa shares related to an expected decline in the conversion ratio for Visa Class B shares.

CONSOLIDATED PERIOD-END BALANCE SHEET Quarterly, Unaudited

						4Q11 Change vs.
(Thousands)	4Q11	3Q11	2Q11	1Q11	4Q10	3Q11	4Q10
Assets
Investment securities	$3,066,272	$3,327,846	$3,230,477	$3,085,478	$3,031,930	(8)%	1%
Loans held for sale	413,897	386,147	397,931	370,487	375,289	7%	10%
Loans, net of unearned income (Restricted—$ .6 billion) (a)	16,397,127	16,241,402	16,061,646	15,972,372	16,782,572	1%	(2)%
Federal funds sold and securities purchased under agreements to resell	443,588	719,400	598,000	527,563	424,390	(38)%	5%
Interest bearing cash (b)	452,856	358,537	263,441	308,636	517,739	26%	(13)%
Trading securities	988,217	1,227,197	1,196,380	924,854	769,750	(19)%	28%

Total earning assets	21,761,957	22,260,529	21,747,875	21,189,390	21,901,670	(2)%	(1)%

Cash and due from banks (Restricted—$4.9 million) (a)	384,667	339,895	313,416	337,002	344,384	13%	12%
Capital markets receivables	164,987	521,198	625,243	595,594	146,091	(68)%	13%
Mortgage servicing rights, net	144,069	150,803	186,958	207,748	207,319	(4)%	(31)%
Goodwill	133,659	133,659	135,683	152,080	162,180	*	(18)%
Other intangible assets, net	26,243	27,243	28,384	31,545	32,881	(4)%	(20)%
Premises and equipment, net	321,253	326,667	330,392	320,871	322,319	(2)%	*
Real estate acquired by foreclosure (c)	85,244	91,492	92,662	110,127	125,401	(7)%	(32)%
Allowance for loan losses (Restricted—$ 31.8 million) (a)	(384,351)	(449,645)	(524,091)	(589,128)	(664,799)	15%	42%
Other assets (Restricted—$ 13.4 million) (a)	2,151,656	2,169,628	2,117,544	2,083,115	2,121,506	(1)%	1%

Total assets (Restricted—$.6 billion) (a)	$24,789,384	$25,571,469	$25,054,066	$24,438,344	$24,698,952	(3)%	*

Liabilities and Equity
Deposits
Savings	$6,624,405	$6,467,377	$6,382,963	$6,296,533	$6,036,895	2%	10%
Other interest-bearing deposits	3,193,697	3,096,621	2,784,787	2,679,437	2,842,306	3%	12%
Time deposits	1,173,375	1,210,661	1,277,905	1,336,666	1,390,995	(3)%	(16)%

Total interest-bearing core deposits	10,991,477	10,774,659	10,445,655	10,312,636	10,270,196	2%	7%
Noninterest-bearing deposits	4,613,014	4,412,375	4,937,103	4,480,413	4,376,285	5%	5%

Total core deposits (d)	15,604,491	15,187,034	15,382,758	14,793,049	14,646,481	3%	7%

Certificates of deposit $100,000 and more	608,518	511,221	513,269	557,918	561,750	19%	8%

Total deposits	16,213,009	15,698,255	15,896,027	15,350,967	15,208,231	3%	7%

Federal funds purchased and securities sold under agreements to repurchase	1,887,052	2,101,953	2,005,999	2,125,793	2,114,908	(10)%	(11)%
Trading liabilities	347,285	471,120	498,915	384,250	361,920	(26)%	(4)%
Other short-term borrowings and commercial paper	172,550	621,998	187,902	237,583	180,735	(72)%	(5)%
Term borrowings (Restricted—$ .6 billion) (a)	2,481,660	2,509,804	2,502,517	2,514,754	3,228,070	(1)%	(23)%
Capital markets payables	164,708	509,164	464,993	413,334	65,506	(68)%	NM
Other liabilities (Restricted—$ .1 million) (a)	838,483	915,945	816,331	771,606	861,577	(8)%	(3)%

Total liabilities (Restricted—$ .6 billion) (a)	22,104,747	22,828,239	22,372,684	21,798,287	22,020,947	(3)%	*

Equity
Common stock (e)	160,918	164,762	164,812	164,584	164,604	(2)%	(2)%
Capital surplus	1,601,346	1,641,878	1,638,423	1,636,623	1,630,210	(2)%	(2)%
Capital surplus common stock warrant—(CPP)	—	—	—	—	83,860	NM	NM
Undivided profits	757,364	724,977	691,490	674,064	631,712	4%	20%
Accumulated other comprehensive loss, net	(130,156)	(83,552)	(108,508)	(130,379)	(127,546)	(56)%	(2)%
Noncontrolling interest (f)	295,165	295,165	295,165	295,165	295,165	*	*

Total equity	2,684,637	2,743,230	2,681,382	2,640,057	2,678,005	(2)%	*

Total liabilities and equity	$24,789,384	$25,571,469	$25,054,066	$24,438,344	$24,698,952	(3)%	*

NM—Not meaningful

*	Amount is less than one percent.
(a)	Restricted balances parenthetically presented are as of December 31, 2011.
(b)	Includes excess balances held at Fed.
(c)	4Q11 includes $16.4 million of foreclosed assets related to government insured mortgages.
(d)	4Q11 average core deposits were $15.3 billion.
(e)	4Q11 decrease relates to shares purchased under the share repurchase program.
(f)	Includes preferred stock of subsidiary.

CONSOLIDATED AVERAGE BALANCE SHEET Quarterly, Unaudited

						4Q11 Change vs.
(Thousands)	4Q11	3Q11	2Q11	1Q11	4Q10	3Q11	4Q10
Assets:
Earning assets:
Loans, net of unearned income:
Commercial, financial, and industrial (C&I)	$7,740,802	$7,181,058	$6,867,893	$6,823,350	$7,229,808	8%	7%
Income CRE	1,295,079	1,308,059	1,362,459	1,422,837	1,472,182	(1)%	(12)%
Residential CRE	132,669	169,049	203,721	249,777	306,292	(22)%	(57)%
Consumer real estate	5,295,881	5,346,893	5,436,358	5,549,490	5,706,103	(1)%	(7)%
Permanent mortgage	814,335	985,359	1,009,804	1,064,893	980,383	(17)%	(17)%
Credit card and other	289,189	292,800	299,904	299,861	318,000	(1)%	(9)%
Restricted real estate loans	654,142	681,469	708,966	741,413	779,793	(4)%	(16)%

Total loans, net of unearned income (Restricted—$ .7 billion) (a) (b)	$16,222,097	$15,964,687	$15,889,105	$16,151,621	$16,792,561	2%	(3)%

Loans held for sale	399,271	384,108	366,557	353,384	385,047	4%	4%
Investment securities:
U.S. Treasuries	42,935	43,812	62,970	82,197	72,375	(2)%	(41)%
U.S. Government agencies	2,919,690	2,990,375	2,938,623	2,669,852	2,418,015	(2)%	21%
States and municipalities	17,681	19,365	23,869	26,015	38,914	(9)%	(55)%
Other	224,530	221,664	220,440	224,565	228,866	1%	(2)%

Total investment securities	3,204,836	3,275,216	3,245,902	3,002,629	2,758,170	(2)%	16%

Capital markets securities inventory	1,263,427	1,250,249	1,235,642	1,110,584	1,118,090	1%	13%
Mortgage banking trading securities	26,927	30,320	32,263	34,549	36,040	(11)%	(25)%
Other earning assets:
Federal funds sold and securities purchased under agreements to resell	641,464	660,048	653,984	581,861	553,432	(3)%	16%
Interest bearing cash (c)	479,621	403,482	381,586	586,411	1,312,006	19%	(63)%

Total other earning assets	1,121,085	1,063,530	1,035,570	1,168,272	1,865,438	5%	(40)%

Total earning assets (Restricted—$ .7 billion) (a)	22,237,643	21,968,110	21,805,039	21,821,039	22,955,346	1%	(3)%

Allowance for loan losses (Restricted—$ 32.1 million) (a)	(424,774)	(507,478)	(567,923)	(644,107)	(717,297)	16%	41%
Cash and due from banks (Restricted—$ 8.3 million) (a)	337,755	346,100	343,162	351,488	338,619	(2)%	*
Capital markets receivables	108,815	124,192	112,289	124,395	197,294	(12)%	(45)%
Premises and equipment, net	323,569	328,172	324,584	320,485	320,341	(1)%	1%
Other assets (Restricted—$ 13.5 million) (a)	2,479,298	2,519,020	2,500,864	2,596,870	2,694,155	(2)%	(8)%

Total assets (Restricted—$ .6 billion) (a)	$25,062,306	$24,778,116	$24,518,015	$24,570,170	$25,788,458	1%	(3)%

Liabilities and equity:
Interest-bearing liabilities:
Interest-bearing deposits:
Other interest-bearing deposits	$2,991,676	$2,900,808	$2,673,090	$2,662,421	$3,010,572	3%	(1)%
Savings	6,559,779	6,479,880	6,320,779	6,184,409	5,926,061	1%	11%
Time deposits	1,190,464	1,244,602	1,315,764	1,360,180	1,434,238	(4)%	(17)%

Total interest-bearing core deposits	10,741,919	10,625,290	10,309,633	10,207,010	10,370,871	1%	4%
Certificates of deposit $100,000 and more	544,394	507,086	547,262	560,805	558,860	7%	(3)%

Federal funds purchased and securities sold under agreements to repurchase	2,170,222	2,081,379	2,130,832	2,259,138	2,618,819	4%	(17)%
Capital markets trading liabilities	629,019	626,982	620,726	561,429	514,992	*	22%
Other short-term borrowings and commercial paper	362,579	284,163	340,015	172,601	207,315	28%	75%
Term borrowings (Restricted—$ .6 billion) (a)	2,506,088	2,491,227	2,499,794	2,838,034	2,856,014	1%	(12)%

Total interest-bearing liabilities	16,954,221	16,616,127	16,448,262	16,599,017	17,126,871	2%	(1)%

Noninterest-bearing deposits	4,519,590	4,546,876	4,574,342	4,414,758	4,470,436	(1)%	1%
Capital markets payables	68,662	102,831	79,463	79,389	98,738	(33)%	(30)%
Other liabilities	785,356	789,190	735,786	795,176	823,170	*	(5)%
Equity	2,734,477	2,723,092	2,680,162	2,681,830	3,269,243	*	(16)%

Total liabilities and equity (Restricted—$ .6 billion) (a)	$25,062,306	$24,778,116	$24,518,015	$24,570,170	$25,788,458	1%	(3)%

NM—Not meaningful

*	Amount is less than one percent.
(a)	Restricted balances parenthetically presented are quarterly averages as of December 31, 2011.
(b)	Includes loans on nonaccrual status.
(c)	Includes excess balances held at Fed.

CONSOLIDATED NET INTEREST INCOME (a) Quarterly, Unaudited

						4Q11 Change vs.
(Thousands)	4Q11	3Q11	2Q11	1Q11	4Q10	3Q11	4Q10
Interest Income:
Loans, net of unearned income (b)	$169,169	$163,773	$162,281	$164,747	$175,650	3%	(4)%
Loans held for sale	3,859	5,126	3,267	3,657	3,487	(25)%	11%
Investment securities:
U.S. Treasuries	67	66	88	119	119	2%	(44)%
U.S. Government agencies	25,262	27,615	28,643	26,513	24,753	(9)%	2%
States and municipalities	99	115	196	208	154	(14)%	(36)%
Other	2,264	2,250	2,391	2,423	2,267	1%	*

Total investment securities	27,692	30,046	31,318	29,263	27,293	(8)%	1%

Capital markets securities inventory	9,789	10,141	10,479	10,027	10,039	(3)%	(2)%
Mortgage banking trading securities	675	706	820	889	903	(4)%	(25)%
Other earning assets:
Federal funds sold and securities purchased under agreements to resell (c)	(32)	(58)	(93)	78	130	45%	NM
Interest bearing cash	213	180	180	330	806	18%	(74)%

Total other earning assets	181	122	87	408	936	48%	(81)%

Interest income	$211,365	$209,914	$208,252	$208,991	$218,308	1%	(3)%

Interest Expense:
Interest-bearing deposits:
Other interest-bearing deposits	$1,407	$1,650	$1,638	$1,552	$1,715	(15)%	(18)%
Savings	5,921	6,773	7,018	7,250	7,821	(13)%	(24)%
Time deposits	6,363	7,096	7,783	8,032	8,759	(10)%	(27)%

Total interest-bearing core deposits	13,691	15,519	16,439	16,834	18,295	(12)%	(25)%
Certificates of deposit $100,000 and more	2,166	2,328	2,612	2,710	2,894	(7)%	(25)%

Federal funds purchased and securities sold under agreements to repurchase	1,269	1,159	1,237	1,324	1,569	9%	(19)%
Capital markets trading liabilities	3,363	3,703	4,102	3,791	3,504	(9)%	(4)%
Other short-term borrowings and commercial paper	171	229	231	216	370	(25)%	(54)%
Term borrowings	10,178	9,081	9,274	9,975	8,392	12%	21%

Interest expense	30,838	32,019	33,895	34,850	35,024	(4)%	(12)%

Net interest income—tax equivalent basis	180,527	177,895	174,357	174,141	183,284	1%	(2)%
Fully taxable equivalent adjustment	(1,650)	(1,555)	(1,497)	(1,386)	(1,048)	(6)%	(57)%

Net interest income	$178,877	$176,340	$172,860	$172,755	$182,236	1%	(2)%

NM—Not meaningful

*	Amount is less than one percent.

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	Net interest income adjusted to a fully taxable equivalent (“FTE”) basis.
(b)	Includes loans on nonaccrual status.
(c)	4Q11, 3Q11, and 2Q11 driven by negative market rates on reverse repurchase agreements.

CONSOLIDATED AVERAGE BALANCE SHEET: YIELDS AND RATES Quarterly, Unaudited

(Thousands)	4Q11	3Q11	2Q11	1Q11	4Q10
Assets:
Earning assets:
Loans, net of unearned income:
Commercial loans	3.95%	3.84%	3.90%	3.84%	3.99%
Retail loans	4.42	4.37	4.31	4.42	4.36

Total loans, net of unearned income (a)	4.15	4.08	4.09	4.12	4.16

Loans held for sale	3.87	5.34	3.57	4.14	3.62
Investment securities:
U.S. Treasuries	0.62	0.60	0.56	0.59	0.65
U.S. Government agencies	3.46	3.69	3.90	3.97	4.09
States and municipalities	2.23	2.39	3.29	3.19	1.58
Other	4.03	4.06	4.34	4.32	3.96

Total investment securities	3.46	3.67	3.86	3.90	3.96

Capital markets securities inventory	3.10	3.24	3.39	3.61	3.59
Mortgage banking trading securities	10.03	9.31	10.17	10.29	10.02
Other earning assets:
Federal funds sold and securities purchased under agreements to resell (b)	(0.02)	(0.03)	(0.06)	0.05	0.09
Interest bearing cash	0.18	0.18	0.19	0.23	0.24

Total other earning assets (c)	0.06	0.05	0.03	0.14	0.20

Interest income / total earning assets	3.78%	3.80%	3.83%	3.86%	3.79%

Liabilities:
Interest-bearing liabilities:
Interest-bearing deposits:
Other interest-bearing deposits	0.19%	0.23%	0.25%	0.24%	0.23%
Savings	0.36	0.41	0.45	0.48	0.52
Time deposits	2.12	2.26	2.37	2.39	2.42

Total interest-bearing core deposits	0.51	0.58	0.64	0.67	0.70
Certificates of deposit $100,000 and more	1.58	1.82	1.91	1.96	2.05

Federal funds purchased and securities sold under agreements to repurchase	0.23	0.22	0.23	0.24	0.24
Capital markets trading liabilities	2.12	2.34	2.65	2.74	2.70
Other short-term borrowings and commercial paper	0.19	0.32	0.27	0.51	0.71
Term borrowings (d)	1.63	1.46	1.49	1.41	1.18

Interest expense / total interest-bearing liabilities	0.72	0.77	0.83	0.85	0.81

Net interest spread	3.06%	3.03%	3.00%	3.01%	2.98%
Effect of interest-free sources used to fund earning assets	0.17	0.20	0.20	0.21	0.20

Net interest margin	3.23%	3.23%	3.20%	3.22%	3.18%

Yields are adjusted to a fully taxable equivalent (“FTE”) basis. Refer to the Non-GAAP to GAAP Reconciliation on page 28 for reconciliation of net interest income (GAAP) to net interest income adjusted for impact of FTE—(non-GAAP).

(a)	Includes loans on nonaccrual status.
(b)	4Q11, 3Q11, and 2Q11 driven by negative market rates on reverse repurchase agreements.
(c)	Earning assets yields are expressed net of unearned income.
(d)	Rates are expressed net of unamortized debenture cost for term borrowings.

MORTGAGE SERVICING RIGHTS Quarterly, Unaudited

						4Q11 Change vs.
(Thousands)	4Q11	3Q11	2Q11	1Q11	4Q10	3Q11	4Q10
First Liens
Fair value beginning balance	$147,431	$183,530	$204,257	$203,812	$188,397
Reductions due to loan payments	(3,567)	(5,286)	(5,522)	(7,163)	(10,160)
Reductions due to sale	—	—	—	—	—
Reductions due to exercise of cleanup calls	—	—	(195)	—	(1,110)
Changes in fair value due to:
Changes in valuation model inputs or assumptions (a)	(3,140)	(30,813)	(15,010)	7,592	26,685
Other changes in fair value	—	—	—	16	—

Fair value ending balance	$140,724	$147,431	$183,530	$204,257	$203,812	(5)%	(31)%

Second Liens
Fair value beginning balance	$241	$251	$259	$262	$250
Reductions due to loan payments	(10)	(10)	(8)	(13)	(17)
Changes in fair value due to:
Other changes in fair value	—	—	—	10	29

Fair value ending balance	$231	$241	$251	$259	$262	(4)%	(12)%

HELOC
Fair value beginning balance	$3,131	$3,177	$3,232	$3,245	$3,296
Reductions due to loan payments	(54)	(59)	(59)	(42)	(76)
Changes in fair value due to:
Other changes in fair value	37	13	4	29	25

Fair value ending balance	$3,114	$3,131	$3,177	$3,232	$3,245	(1)%	(4)%

Total Consolidated
Fair value beginning balance	$150,803	$186,958	$207,748	$207,319	$191,943
Reductions due to loan payments	(3,631)	(5,355)	(5,589)	(7,218)	(10,253)
Reductions due to exercise of cleanup calls	—	—	(195)	—	(1,110)
Changes in fair value due to:
Changes in valuation model inputs or assumptions (a)	(3,140)	(30,813)	(15,010)	7,592	26,685
Other changes in fair value	37	13	4	55	54

Fair value ending balance	$144,069	$150,803	$186,958	$207,748	$207,319	(4)%	(31)%

(a)	Principally reflects changes in discount rates and prepayment speed assumptions, mostly due to changes in interest rates.

BUSINESS SEGMENT HIGHLIGHTS Quarterly, Unaudited

						Twelve months ended		4Q11 change vs.		2011 vs.
(Thousands)	4Q11	3Q11	2Q11	1Q11	4Q10	2011	2010	3Q11	4Q10	2010
Regional Banking
Net interest income	$150,119	$140,612	$136,304	$134,773	$144,492	$561,808	$557,200	7%	4%	1%
Noninterest income	64,421	67,952	67,697	66,157	70,774	266,227	285,981	(5)%	(9)%	(7)%

Total revenues	214,540	208,564	204,001	200,930	215,266	828,035	843,181	3%	*	(2)%
Provision for loan losses	(12,655)	(22,698)	(13,748)	(12,404)	2,002	(61,505)	92,297	44%	NM	NM
Noninterest expense	136,430	137,294	143,345	147,793	150,053	564,862	605,948	(1)%	(9)%	(7)%

Income before income taxes	90,765	93,968	74,404	65,541	63,211	324,678	144,936	(3)%	44%	NM
Provision for income taxes	33,436	34,744	27,291	23,990	22,894	119,461	52,275	(4)%	46%	NM

Net income	$57,329	$59,224	$47,113	$41,551	$40,317	$205,217	$92,661	(3)%	42%	NM

Capital Markets
Net interest income	$5,526	$5,552	$5,509	$5,503	$5,877	$22,090	$21,649	*	(6)%	2%
Noninterest income	88,229	99,505	77,925	90,080	94,555	355,739	424,170	(11)%	(7)%	(16)%

Total revenues	93,755	105,057	83,434	95,583	100,432	377,829	445,819	(11)%	(7)%	(15)%
Noninterest expense (a)	66,721	77,168	103,383	73,563	76,812	320,835	318,188	(14)%	(13)%	1%

Income/(loss) before income taxes	27,034	27,889	(19,949)	22,020	23,620	56,994	127,631	(3)%	14%	(55)%
Provision/(benefit) for income taxes	10,301	10,657	(7,756)	8,406	8,829	21,608	47,809	(3)%	17%	(55)%

Net income/(loss)	$16,733	$17,232	$(12,193)	$13,614	$14,791	$35,386	$79,822	(3)%	13%	(56)%

Corporate
Net interest income/(expense)	$(3,766)	$(493)	$404	$(334)	$(2,091)	$(4,189)	$1,654	NM	(80)%	NM
Noninterest income	10,003	38,058	9,007	12,871	26,252	69,939	64,027	(74)%	(62)%	9%

Total revenues	6,237	37,565	9,411	12,537	24,161	65,750	65,681	(83)%	(74)%	*
Noninterest expense	29,242	19,013	36,288	20,672	19,014	105,215	70,749	54%	54%	49%

Income/(loss) before income taxes	(23,005)	18,552	(26,877)	(8,135)	5,147	(39,465)	(5,068)	NM	NM	NM
Provision/(benefit) for income taxes	(22,412)	654	(18,859)	(10,558)	(9,018)	(51,175)	(39,973)	NM	NM	(28)%

Net income/(loss)	$(593)	$17,898	$(8,018)	$2,423	$14,165	$11,710	$34,905	NM	NM	(66)%

Non-Strategic
Net interest income	$26,998	$30,669	$30,643	$32,813	$33,958	$121,123	$150,335	(12)%	(20)%	(19)%
Noninterest income	18,543	15,372	32,964	27,227	13,583	94,106	158,547	21%	37%	(41)%

Total revenues	45,541	46,041	63,607	60,040	47,541	215,229	308,882	(1)%	(4)%	(30)%
Provision for loan losses	22,655	54,698	14,748	13,404	42,998	105,505	177,703	(59)%	(47)%	(41)%
Noninterest expense	79,643	89,233	61,439	71,768	82,415	302,083	346,925	(11)%	(3)%	(13)%

Loss before income taxes	(56,757)	(97,890)	(12,580)	(25,132)	(77,872)	(192,359)	(215,746)	42%	27%	11%
Benefit for income taxes	(21,851)	(37,688)	(4,843)	(9,676)	(29,342)	(74,058)	(81,293)	42%	26%	9%

Loss from continuing operations	(34,906)	(60,202)	(7,737)	(15,456)	(48,530)	(118,301)	(134,453)	42%	28%	12%
Income/(loss) from discontinued operations, net of tax	(752)	4,828	3,671	871	(3,435)	8,618	(11,332)	NM	78%	NM

Net loss	$(35,658)	$(55,374)	$(4,066)	$(14,585)	$(51,965)	$(109,683)	$(145,785)	36%	31%	25%

Total Consolidated
Net interest income	$178,877	$176,340	$172,860	$172,755	$182,236	$700,832	$730,838	1%	(2)%	(4)%
Noninterest income	181,196	220,887	187,593	196,335	205,164	786,011	932,725	(18)%	(12)%	(16)%

Total revenues	360,073	397,227	360,453	369,090	387,400	1,486,843	1,663,563	(9)%	(7)%	(11)%
Provision for loan losses	10,000	32,000	1,000	1,000	45,000	44,000	270,000	(69)%	(78)%	(84)%
Noninterest expense	312,036	322,708	344,455	313,796	328,294	1,292,995	1,341,810	(3)%	(5)%	(4)%

Income before income taxes	38,037	42,519	14,998	54,294	14,106	149,848	51,753	(11)%	NM	NM
Provision/(benefit) for income taxes	(526)	8,367	(4,167)	12,162	(6,637)	15,836	(21,182)	NM	92%	NM

Income from continuing operations	38,563	34,152	19,165	42,132	20,743	134,012	72,935	13%	86%	84%
Income/(loss) from discontinued operations, net of tax	(752)	4,828	3,671	871	(3,435)	8,618	(11,332)	NM	78%	NM

Net income	$37,811	$38,980	$22,836	$43,003	$17,308	$142,630	$61,603	(3)%	NM	NM

NM—Not meaningful

*	Amount is less than one percent.

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	2Q11 includes a $36.7 million loss accrual related to a litigation settlement.

REGIONAL BANKING Quarterly, Unaudited

						4Q11 Change vs.
	4Q11	3Q11	2Q11	1Q11	4Q10	3Q11	4Q10
Income Statement (thousands)
Net interest income	$150,119	$140,612	$136,304	$134,773	$144,492	7%	4%
Provision for loan losses	(12,655)	(22,698)	(13,748)	(12,404)	2,002	44%	NM
Noninterest income	64,421	67,952	67,697	66,157	70,774	(5)%	(9)%
Noninterest expense	136,430	137,294	143,345	147,793	150,053	(1)%	(9)%

Income before income taxes	$90,765	$93,968	$74,404	$65,541	$63,211	(3)%	44%

Efficiency ratio (a)	63.59%	65.83%	70.27%	73.55%	69.71%

Balance Sheet (millions)
Average loans	$11,458	$10,841	$10,525	$10,515	$10,994	6%	4%
Average other earning assets	56	58	57	70	103	(3)%	(46)%
Total average earning assets	11,514	10,899	10,582	10,585	11,097	6%	4%
Average core deposits	13,402	13,078	12,736	12,456	12,489	2%	7%
Average other deposits	544	507	547	561	560	7%	(3)%
Total average deposits	13,946	13,585	13,283	13,017	13,049	3%	7%
Total period end deposits	14,470	13,729	13,664	13,236	13,094	5%	11%
Total period end assets	12,535	12,066	11,413	11,045	11,636	4%	8%

Net interest margin (b)	5.23%	5.17%	5.22%	5.20%	5.20%
Loan yield	4.01	4.01	4.02	4.04	4.07
Deposit average yield	0.41	0.48	0.54	0.57	0.60

Noninterest Income Detail (thousands)
NSF / Overdraft fees	$13,466	$14,239	$13,316	$11,749	$13,678	(5)%	(2)%
Cash management fees	9,339	9,206	9,536	9,132	10,148	1%	(8)%
Debit card income (c)	2,523	6,826	6,941	6,414	6,414	(63)%	(61)%
Other	5,906	5,256	4,738	4,777	4,421	12%	34%

Total deposit transactions and cash management	31,234	35,527	34,531	32,072	34,661	(12)%	(10)%
Insurance commissions	1,392	732	756	679	579	90%	NM
Trust services and investment management	5,837	6,098	6,714	6,354	6,312	(4)%	(8)%
Bankcard income (d)	6,905	4,882	4,759	4,322	4,564	41%	51%
Mortgage banking	1,389	1,121	947	2,591	5,736	24%	(76)%
Other service charges	3,369	3,312	3,359	3,526	3,506	2%	(4)%
Miscellaneous revenue (c)	14,295	16,280	16,631	16,613	15,416	(12)%	(7)%

Total noninterest income	$64,421	$67,952	$67,697	$66,157	$70,774	(5)%	(9)%

Key Statistics
Financial center locations (thousands)	176	176	178	178	183	*	(4)%
Trust assets—total managed assets (millions) (e)	$3,345	$3,296	$3,421	$4,756	$4,955	1%	(32)%
First lien mortgage production (millions)	$68	$54	$51	$111	$262	26%	(74)%

NM—Not meaningful

*	Amount is less than one percent.

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	Noninterest expense divided by total revenue.
(b)	Net interest margin is computed using total net interest income adjusted for FTE. Refer to the Non-GAAP to GAAP Reconciliation on page 28 of this supplement.
(c)	4Q11 decrease primarily due to the impact of the Durbin Amendment which became effective in fourth quarter resulting in lower interchange income.
(d)	4Q11 includes $2.0 million related to Visa volume incentives.
(e)	Decrease in total managed assets due to the divestiture of Highland Capital in 2Q11.

CAPITAL MARKETS Quarterly, Unaudited

						4Q11 Change vs.
	4Q11	3Q11	2Q11	1Q11	4Q10	3Q11	4Q10
Income Statement (thousands)
Net interest income	$5,526	$5,552	$5,509	$5,503	$5,877	*	(6)%
Noninterest income:
Fixed income	80,741	92,624	71,164	83,194	86,106	(13)%	(6)%
Other	7,488	6,881	6,761	6,886	8,449	9%	(11)%

Total noninterest income	88,229	99,505	77,925	90,080	94,555	(11)%	(7)%
Noninterest expense (a)	66,721	77,168	103,383	73,563	76,812	(14)%	(13)%

Income/(loss) before income taxes	$27,034	$27,889	$(19,949)	$22,020	$23,620	(3)%	14%

Efficiency ratio (b)	71.17%	73.45%	NM	76.96%	76.48%
Fixed income average daily revenue	$1,324	$1,447	$1,130	$1,342	$1,389	(9)%	(5)%

Balance Sheet (millions)
Average trading inventory	$1,263	$1,250	$1,236	$1,111	$1,118	1%	13%
Average other earning assets	686	689	664	579	541	*	27%
Total average earning assets	1,949	1,939	1,900	1,690	1,659	1%	17%
Total period end assets	1,905	2,782	2,693	2,268	1,529	(32)%	25%

Net interest margin (c)	1.16%	1.17%	1.17%	1.31%	1.44%

NM—Not meaningful

*	Amount is less than one percent.

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	2Q11 includes a $36.7 million loss accrual related to a litigation settlement.
(b)	Noninterest expense divided by total revenue.
(c)	Net interest margin is computed using total net interest income adjusted for FTE. Refer to the Non-GAAP to GAAP Reconciliation on page 28 of this supplement.

CORPORATE Quarterly, Unaudited

						4Q11 Change vs.
	4Q11	3Q11	2Q11	1Q11	4Q10	3Q11	4Q10
Income Statement (thousands)
Net interest income/(expense)	$(3,766)	$(493)	$404	$(334)	$(2,091)	NM	(80)%
Noninterest income (a)	9,800	2,911	9,005	12,100	10,718	NM	(9)%
Securities gains, net (b)	203	35,147	2	771	15,534	NM	NM
Noninterest expense (c)	29,242	19,013	36,288	20,672	19,014	54%	54%

Income/(loss) before income taxes	$(23,005)	$18,552	$(26,877)	$(8,135)	$5,147	NM	NM

Average Balance Sheet (millions)
Average loans	$152	$170	$154	$159	$35	(11)%	NM
Total earning assets	$3,815	$3,812	$3,747	$3,710	$4,048	*	(6)%
Net interest margin (d)	(.36)%	(.01)%	.04%	(.09)%	(.17)%

NM—Not meaningful

*	Amount is less than one percent.

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	4Q11 includes $4.0 million of interest related to a tax refund.
(b)	3Q11 includes a $35.1 million gain associated with the sale of a portion of Visa Class B Shares.
(c)	4Q11 includes an $8.3 million increase in derivative liabilities associated with prior sales of Visa shares related to an expected decline in the conversion ratio for Visa Class B shares.
(d)	Net interest margin is computed using total net interest income adjusted for FTE. Refer to the Non-GAAP to GAAP Reconciliation on page 28 of this supplement.

NON-STRATEGIC Quarterly, Unaudited

						4Q11 Change vs.
	4Q11	3Q11	2Q11	1Q11	4Q10	3Q11	4Q10
Income Statement (thousands)
Net interest income	$26,998	$30,669	$30,643	$32,813	$33,958	(12)%	(20)%
Noninterest income:
Mortgage warehouse valuation	265	(7,084)	1,820	(1,316)	(4,084)	NM	NM
Service fees	13,368	16,731	19,248	20,827	17,119	(20)%	(22)%
Change in MSR value—runoff	(3,567)	(5,286)	(5,526)	(7,164)	(10,160)	33%	65%
Hedging results	5,887	7,033	15,416	12,472	7,026	(16)%	(16)%
Other	2,590	3,963	2,006	2,382	3,535	(35)%	27%

Total noninterest income	18,543	15,357	32,964	27,201	13,436	21%	38%
Securities gains/(losses), net	—	15	—	26	147	NM	NM
Noninterest expense:
Repurchase and foreclosure provision	45,032	52,791	24,563	37,203	44,223	(15)%	2%
Other expenses	34,611	36,442	36,876	34,565	38,192	(5)%	(9)%

Total noninterest expense	79,643	89,233	61,439	71,768	82,415	(11)%	(3)%
Provision for loan losses	22,655	54,698	14,748	13,404	42,998	(59)%	(47)%

Loss before income taxes	$(56,757)	$(97,890)	$(12,580)	$(25,132)	$(77,872)	(42)%	(27)%

Average Balance Sheet (millions)
Loans	$4,612	$4,953	$5,210	$5,478	$5,764	(7)%	(20)%
Loans held for sale	304	302	303	290	299	1%	2%
Trading securities	27	30	32	35	36	(10)%	(25)%
Mortgage servicing rights	149	174	194	208	192	(14)%	(22)%
Other assets	314	423	364	357	347	(26)%	(10)%
Total assets	5,406	5,882	6,103	6,368	6,638	(8)%	(19)%
Escrow balances	98	338	484	514	660	(71)%	(85)%
Net interest margin (a)	2.17%	2.30%	2.20%	2.26%	2.20%
Efficiency ratio (b)	174.88%	193.87%	96.59%	119.59%	173.89%

Mortgage Warehouse—Period-end (millions)
Ending warehouse balance (loans held for sale)	$310	$299	$307	$293	$290	4%	7%

Key Servicing Metrics (millions) (c)
Ending servicing portfolio (d)	$22,749	$24,101	$25,223	$26,452	$27,787	(6)%	(18)%
Average servicing portfolio (d)	23,466	24,562	25,666	26,862	28,418	(4)%	(17)%
Average number of loans serviced (d)	134,490	140,270	146,520	152,083	158,743	(4)%	(15)%

Portfolio Product Mix (average) (c)
GNMA	3%	3%	3%	3%	3%
FNMA/FHLMC	35	36	36	36	36
Private	57	57	57	57	57

Sub-total	95	96	96	96	96
FHN permanent mortgage portfolio and warehouse	5	4	4	4	4

Total	100%	100%	100%	100%	100%

Other Portfolio Statistics
Weighted average base servicing fee—legacy mortgage banking (e)	34	34	34	34	34
Weighted average base servicing fee—legacy equity lending (HELOCs and ILs)	50	50	50	50	50
Servicing cost per loan (annualized) (f)	$295.20	$223.03	$135.34	$121.47	$124.84
Servicing book value (bps) (g) (h)	68	75	79	80	72
90+ delinquency rate, excluding foreclosures (i)	12.11%	12.47%	11.35%	11.57%	11.46%

NM—Not meaningful

*	Amount is less than one percent.

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	Net interest margin is computed using total net interest income adjusted for FTE. Refer to the Non-GAAP to GAAP Reconciliation on page 28 of this supplement.
(b)	Noninterest expense divided by total revenue excluding securities gains/(losses).
(c)	Includes servicing of first liens, second liens, and HELOCs.
(d)	Includes mortgage loans serviced from FHN’s legacy mortgage banking business, legacy equity lending serviced for others, and mortgage loans in portfolio and warehouse. Excludes UPB of loans transferred that did not qualify for sales treatment.
(e)	Includes weighted average fee of servicing assets and excess interest.
(f)	Calculated based on fees charged by subservicer divided by average number of loans serviced during the quarter. Base subservicing costs increased driven by transfer to new subservicer.
(g)	Includes average MSR and mortgage trading securities divided by total average servicing portfolio.
(h)	For purposes of this calculation, average MSR excludes servicing transferred that did not qualify for sales treatment due to certain recourse provisions.
(i)	Excludes delinquency of second liens and HELOCs.

CAPITAL HIGHLIGHTS Quarterly, Unaudited

						4Q11 Change vs.
(Dollars in thousands, except per share amounts)	4Q11	3Q11	2Q11	1Q11	4Q10	3Q11	4Q10
Tier 1 capital (a) (b)	$2,854,120	$2,875,113	$2,818,535	$2,790,335	$2,812,471	(1)%	1%
Tier 2 capital (a)	753,474	751,227	748,225	868,792	937,115	*	(20)%

Total capital (a)	$3,607,594	$3,626,340	$3,566,760	$3,659,127	$3,749,586	(1)%	(4)%

Risk weighted assets (“RWA”) (a)	$20,160,440	$19,910,843	$19,589,310	$19,569,006	$20,102,775	1%	*
Tier 1 ratio (a)	14.16%	14.44%	14.39%	14.26%	13.99%
Tier 2 ratio (a)	3.73%	3.77%	3.82%	4.44%	4.66%

Total capital ratio (a)	17.89%	18.21%	18.21%	18.70%	18.65%

Tier 1 common ratio (a) (c)	11.70%	11.95%	11.86%	11.73%	11.53%
Leverage ratio (a)	11.43	11.65	11.54	11.39	10.96
Shareholders’ equity/assets ratio (d)	10.83	10.73	10.70	10.80	10.84
Adjusted tangible common equity to risk weighted assets (“TCE/RWA”) (a) (c) (e)	10.73	11.09	11.05	10.84	10.66
Tangible common equity/tangible assets (“TCE/TA”) (c) (d)	9.05	9.00	8.93	8.91	8.93

*	Amount is less than one percent.

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	Current quarter is an estimate.
(b)	All quarters presented include $200 million of tier 1 qualifying trust preferred securities.
(c)	Refer to the Non-GAAP to GAAP Reconciliation on page 28 of this financial supplement.
(d)	Calculated using period-end balances.
(e)	See Glossary of Terms for definition of ratios.

ASSET QUALITY: CONSOLIDATED Quarterly, Unaudited

											4Q11 Changes vs.
(Thousands)	4Q11		3Q11		2Q11		1Q11		4Q10		3Q11	4Q10
Allowance for Loan Losses Walk-Forward
Beginning reserve	$449,645		$524,091		$589,128		$664,799		$719,899		(14)%	(38)%
Provision	10,000		32,000		1,000		1,000		45,000		(69)%	(78)%
Charge-offs	(85,918)		(120,655)		(83,344)		(87,352)		(110,797)		29%	22%
Recoveries	10,624		14,209		17,307		10,681		10,697		(25)%	(1)%

Ending balance (Restricted—$31.8 million) (a)	$384,351		$449,645		$524,091		$589,128		$664,799		(15)%	(42)%

Reserve for unfunded commitments	6,945		9,220		12,522		14,371		14,253		(25)%	(51)%
Total allowance for loan losses plus reserve for unfunded commitments	$391,296		$458,865		$536,613		$603,499		$679,052		(15)%	(42)%

Allowance for Loan Losses
Regional Banking	$187,791		$232,269		$278,693		$310,470		$349,572		(19)%	(46)%
Non-Strategic	196,560		217,376		245,398		278,658		315,227		(10)%	(38)%
Corporate (b)	NM		NM		NM		NM		NM		NM	NM

Total allowance for loan losses	$384,351		$449,645		$524,091		$589,128		$664,799		(15)%	(42)%

Nonperforming Assets
Regional Banking
Nonperforming loans	$199,000		$239,666		$283,754		$317,109		$326,986		(17)%	(39)%
Foreclosed real estate	16,563		24,943		28,121		33,134		30,138		(34)%	(45)%

Total Regional Banking	$215,563		$264,609		$311,875		$350,243		$357,124		(19)%	(40)%

Non-Strategic
Nonperforming loans - including held for sale (c)	$253,069		$262,645		$384,174		$406,305		$398,422		(4)%	(36)%
Foreclosed real estate	52,322		55,111		50,671		61,281		80,398		(5)%	(35)%

Total Non-Strategic	$305,391		$317,756		$434,845		$467,586		$478,820		(4)%	(36)%

Corporate
Nonperforming loans	$207		$207		$1,140		$1,140		$558		*	(63)%

Total nonperforming assets	$521,161		$582,572		$747,860		$818,969		$836,502		(11)%	(38)%

Net Charge-Offs
Regional Banking	$31,823		$23,727		$18,033		$26,703		$34,683		34%	(8)%
Non-Strategic	43,471		82,719		48,004		49,968		65,417		(47)%	(34)%

Total net charge-offs	$75,294		$106,446		$66,037		$76,671		$100,100		(29)%	(25)%

Consolidated Key Ratios (d)
NPL %	2.16%		2.55%		3.62%		3.99%		3.85%
NPA %	2.57		3.02		4.09		4.55		4.48
Net charge-offs %	1.84		2.65		1.67		1.93		2.36
Allowance / loans	2.34		2.77		3.26		3.69		3.96
Allowance / NPL	1.09	x	1.09	x	0.90	x	0.92	x	1.03	x
Allowance / NPA	0.91	x	0.91	x	0.79	x	0.81	x	0.88	x
Allowance / charge-offs	1.28	x	1.06	x	1.98	x	1.92	x	1.66	x

Other
Loans past due 90 days or more (e)	$106,425		$102,420		$108,923		$125,989		$128,653		4%	(17)%
Guaranteed portion (e)	42,249		39,572		39,613		37,858		39,883		7%	6%
Foreclosed real estate from government insured loans	16,360		11,438		13,870		15,711		14,865		43%	10%
Period-end loans, net of unearned income (millions)	16,397		16,241		16,062		15,972		16,783		1%	(2)%
Remaining unfunded commitments (millions)	7,435		7,418		7,938		8,285		7,905		*	(6)%

NM—Not meaningful

*	Amount is less than one percent

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	Restricted balances parenthetically presented are as of December 31, 2011. See Glossary of Terms for definition of restricted balances.
(b)	The valuation adjustment taken upon exercise of clean-up calls include expected losses.
(c)	4Q11 includes $98.2 million of loans held for sale.
(d)	See Glossary of Terms for definitions of Consolidated Key Ratios.
(e)	Includes loans held for sale.

ASSET QUALITY: CONSOLIDATED Quarterly, Unaudited

											4Q11 Changes vs.
	4Q11		3Q11		2Q11		1Q11		4Q10		3Q11	4Q10
Key Portfolio Details
C&I
Period-end loans ($ millions)	$8,015		$7,706		$7,180		$6,808		$7,338		4%	9%

30+ Delinq. % (a)	0.15%		0.43%		0.52%		0.46%		0.36%
NPL %	2.02		2.60		2.96		3.13		2.92
Charge-offs % (qtr. annualized) (b)	1.62		0.70		0.35		0.60		0.79

Allowance / loans %	1.63%		2.37%		2.87%		3.24%		3.26%
Allowance / charge-offs	1.03	x	3.61	x	8.72	x	5.46	x	4.17	x

Income CRE
Period-end loans ($ millions)	$1,257		$1,287		$1,311		$1,398		$1,407		(2)%	(11)%

30+ Delinq. % (a)	0.76%		1.47%		1.11%		1.12%		1.20%
NPL %	5.50		6.27		8.54		10.07		10.06
Charge-offs % (qtr. annualized)	0.44		1.40		1.03		2.26		3.63

Allowance / loans %	3.15%		3.67%		6.04%		7.05%		8.87%
Allowance / charge-offs	6.91	x	2.56	x	5.63	x	3.11	x	2.31	x

Residential CRE
Period-end loans ($ millions)	$121		$142		$183		$221		$264		(15)%	(54)%

30+ Delinq. % (a)	0.72%		0.61%		5.14%		5.08%		3.19%
NPL %	37.87		38.80		38.40		42.19		42.04
Charge-offs % (qtr. annualized)	5.96		8.01		8.19		4.96		6.54

Allowance / loans %	13.20%		12.67%		11.10%		11.30%		11.51%
Allowance / charge-offs	2.00	x	1.31	x	1.22	x	2.05	x	1.50	x

Consumer Real Estate
Period-end loans ($ millions)	$5,291		$5,305		$5,383		$5,487		$5,618		*	(6)%

30+ Delinq. % (a)	1.70%		1.61%		1.52%		1.73%		2.07%
NPL %	0.67		0.80		0.64		0.69		0.58
Charge-offs % (qtr. annualized)	1.85		2.04		2.34		2.50		2.94

Allowance / loans %	2.63%		2.55%		2.47%		2.60%		2.67%
Allowance / charge-offs	1.41	x	1.23	x	1.05	x	1.04	x	0.89	x

Permanent Mortgage
Period-end loans ($ millions) (c)	$788		$838		$1,015		$1,038		$1,087		(6)%	(28)%

30+ Delinq. % (a)	3.33%		5.21%		4.00%		5.47%		5.16%
NPL % (c)	4.15		2.87		13.53		12.64		11.27
Charge-offs % (qtr. annualized) (d)	2.74		18.83		3.21		3.34		3.58

Allowance / loans %	2.55%		3.12%		4.28%		5.04%		5.49%
Allowance / charge-offs	0.90	x	0.14	x	1.34	x	1.49	x	1.68	x

Credit Card and Other
Period-end loans ($ millions)	$284		$299		$295		$298		$312		(5)%	(9)%

30+ Delinq. % (a)	1.33%		1.29%		1.20%		1.34%		1.43%
NPL %	0.75		1.69		3.21		5.12		6.18
Charge-offs % (qtr. annualized)	5.60		5.27		5.61		4.43		6.00

Allowance / loans %	2.49%		2.84%		3.08%		3.36%		4.13%
Allowance / charge-offs	0.43	x	0.55	x	0.54	x	0.76	x	0.67	x

Restricted Real Estate Loans
Period-end loans ($ millions) (e)	$641		$666		$694		$722		$757		(4)%	(15)%

30+ Delinq. % (a)	3.15%		2.98%		2.85%		2.94%		3.12%
NPL %	1.04		0.87		0.80		0.75		0.82
Charge-offs % (qtr. annualized)	3.63		4.46		4.76		5.08		5.71

Allowance / loans %	4.97%		4.86%		4.76%		5.52%		6.26%
Allowance / charge-offs	1.33	x	1.06	x	0.98	x	1.07	x	1.06	x

*	Amount is less than one percent

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	30+ Delinquency % includes all accounts delinquent more than one month and still accruing interest.
(b)	4Q11 includes a $20.6 million charge-off associated with one bank-related relationship (TRUP and bank holding company loans).
(c)	3Q11 includes the impact of the sale of $126 million in book value of nonperforming permanent mortgages.
(d)	3Q11 includes $40.2 million of net charge-offs (“NCO”) recognized due to sale of nonperforming mortgages.
(e)	4Q11 includes $600.2 million of consumer real estate loans and $40.6 million of permanent mortgage loans.

ROLLFORWARDS OF NONPERFORMING LOANS AND ORE INVENTORY Unaudited

(Millions)	4Q11	3Q11	2Q11	1Q11	4Q10
NPL Rollforward (a)
Beginning NPLs	$341	$404	$462	$486	$580
+ Additions	17	36	31	46	54
+ Principal Increase	1	2	2	4	3
- Resolutions and payments	(39)	(54)	(66)	(47)	(97)
- Net Charge-Offs	(37)	(22)	(15)	(22)	(34)
- Transfer to OREO	(3)	(10)	(5)	(3)	(14)
- Upgrade to Accrual	(1)	(15)	(5)	(2)	(6)

Ending NPLs	$279	$341	$404	$462	$486

(a) Includes Commercial and One-Time Close Portfolios only.

(Millions)	4Q11	3Q11	2Q11	1Q11	4Q10
ORE Inventory Rollforward (b)
Beginning balance	$80.1	$78.8	$94.4	$110.5	$123.4
Valuation adjustments	(4.4)	(4.3)	(4.6)	(5.0)	(4.2)

Adjusted balance	$75.7	$74.5	$89.8	$105.5	$119.2
+ New OREO	13.9	17.0	17.0	16.1	29.4
+ Capitalized expenses	0.2	0.5	1.0	0.6	1.0
Disposals:
- Single transactions	(20.7)	(10.2)	(24.7)	(27.4)	(39.0)
- Bulk sales	(0.2)	(1.7)	(4.3)	—	(0.1)
- Auctions	—	—	—	(0.4)	—

Ending balance	$68.9	$80.1	$78.8	$94.4	$110.5

(b)	OREO excludes foreclosed assets related to government insured mortgages.

ASSET QUALITY: REGIONAL BANKING Quarterly, Unaudited

											4Q11 Changes vs.
	4Q11		3Q11		2Q11		1Q11		4Q10		3Q11	4Q10
Total Regional Banking
Period-end loans ($ millions)	$11,753		$11,374		$10,828		$10,482		$11,036		3%	6%

30+ Delinq. % (a)	0.41%		0.61%		0.82%		0.84%		0.80%
NPL %	1.69		2.11		2.62		3.03		2.96
Charge-offs % (qtr. annualized)	1.10		0.87		0.69		1.03		1.25

Allowance / loans %	1.60%		2.04%		2.57%		2.96%		3.17%
Allowance / charge-offs	1.48	x	2.45	x	3.86	x	2.91	x	2.52	x

Key Portfolio Details
C&I
Period-end loans ($ millions)	$7,465		$7,139		$6,600		$6,223		$6,746		5%	11%

30+ Delinq. % (a)	0.16%		0.45%		0.56%		0.48%		0.40%
NPL %	1.18		1.62		1.99		2.39		2.36
Charge-offs % (qtr. annualized) (b)	1.26		0.73		0.39		0.66		0.83

Allowance / loans %	1.36%		1.95%		2.43%		2.77%		2.80%
Allowance / charge-offs	1.11	x	2.87	x	6.61	x	4.27	x	3.40	x

Income CRE
Period-end loans ($ millions)	$1,208		$1,235		$1,245		$1,278		$1,271		(2)%	(5)%

30+ Delinq. % (a)	0.43%		0.63%		1.17%		1.23%		1.06%
NPL %	5.08		5.75		7.76		8.04		7.62
Charge-offs % (qtr. annualized)	0.40		1.17		0.91		1.94		2.28

Allowance / loans %	2.95%		3.49%		5.88%		6.93%		8.53%
Allowance / charge-offs	7.03	x	2.94	x	6.39	x	3.59	x	3.56	x

Residential CRE
Period-end loans ($ millions)	$93		$103		$124		$142		$169		(10)%	(45)%

30+ Delinq. % (a)	0.40%		0.56%		6.87%		7.35%		4.98%
NPL %	40.28		36.74		35.22		36.09		34.98
Charge-offs % (qtr. annualized)	7.38		4.91		7.64		5.61		9.11

Allowance / loans %	14.33%		14.27%		12.62%		13.51%		13.15%
Allowance / charge-offs	1.80	x	2.54	x	1.55	x	2.19	x	1.29	x

Consumer Real Estate
Period-end loans ($ millions)	$2,706		$2,604		$2,571		$2,554		$2,555		4%	6%

30+ Delinq. % (a)	1.02%		0.99%		0.96%		1.07%		1.37%
NPL %	0.45		0.57		0.48		0.54		0.46
Charge-offs % (qtr. annualized)	0.55		0.61		0.63		1.05		0.90

Allowance / loans %	1.15%		1.09%		0.88%		0.91%		0.87%
Allowance / charge-offs	2.12	x	1.79	x	1.40	x	0.88	x	0.96	x

Credit Card, Permanent Mortgage, and Other
Period-end loans ($ millions)	$281		$293		$288		$285		$295		(4)%	(5)%

30+ Delinq. % (a)	1.13%		1.19%		1.23%		1.57%		1.65%
NPL %	0.02		0.03		0.12		0.12		0.05
Charge-offs % (qtr. annualized)	3.08		3.52		3.52		2.34		4.13

Allowance / loans %	2.27%		2.40%		2.41%		2.51%		2.67%
Allowance / charge-offs	0.72	x	0.69	x	0.68	x	1.08	x	0.64	x

ASSET QUALITY: CORPORATE
Permanent Mortgage
Period-end loans ($ millions)	$141		$161		$175		$151		$168		(12)%	(16)%

30+ Delinq. % (a)	0.67%		0.73%		2.03%		1.98%		2.46%
NPL %	0.15		0.13		0.65		0.76		0.33
Charge-offs % (qtr. annualized)	NM		NM		NM		NM		NM

Allowance / loans %	NM		NM		NM		NM		NM
Allowance / charge-offs	NM		NM		NM		NM		NM

NM—Not meaningful

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	30+ Delinquency % includes all accounts delinquent more than one month and still accruing interest.
(b)	4Q11 includes a $11.7 million charge-off associated with one bank holding company loan.

ASSET QUALITY: NON-STRATEGIC Quarterly, Unaudited

											4Q11 Changes vs.
	4Q11		3Q11		2Q11		1Q11		4Q10		3Q11	4Q10
Total Non-Strategic Lending
Period-end loans ($ millions)	$4,503		$4,706		$5,059		$5,339		$5,578		(4)%	(19)%

30+ Delinq. % (a)	2.52%		2.87%		2.27%		2.69%		2.87%
NPL %	3.44		3.69		5.86		5.97		5.72
Charge-offs % (qtr. annualized)	3.74		6.62		3.70		3.70		4.50

Allowance / loans %	4.37%		4.62%		4.85%		5.22%		5.65%
Allowance / charge-offs	1.13	x	0.66	x	1.28	x	1.39	x	1.20	x

Key Portfolio Details
C&I (b)
Period-end loans ($ millions)	$549		$567		$580		$585		$592		(3)%	(7)%

30+ Delinq. % (a)	—%		0.18%		—%		0.17%		—%
NPL %	13.50		14.93		13.99		11.04		9.27
Charge-offs % (qtr. annualized) (c)	6.15		0.37		NM		0.01		0.30

Allowance / loans %	5.29%		7.66%		7.95%		8.26%		8.56%
Allowance / charge-offs	0.84	x	20.25	x	NM		NM		28.34	x

Income CRE
Period-end loans ($ millions)	$49		$52		$66		$120		$136		(6)%	(64)%

30+ Delinq. % (a)	8.84%		21.51%		—%		—%		2.55%
NPL %	15.93		18.80		23.20		31.62		32.84
Charge-offs % (qtr. annualized)	1.29		6.29		2.64		5.44		15.60

Allowance / loans %	8.08%		7.82%		9.01%		8.29%		11.96%
Allowance / charge-offs	6.04	x	1.08	x	2.30	x	1.42	x	0.69	x

Residential CRE
Period-end loans ($ millions)	$28		$38		$59		$79		$95		(26)%	(71)%

30+ Delinq. % (a)	1.79%		0.76%		1.49%		0.98%		—%
NPL %	29.77		44.39		45.06		53.26		54.60
Charge-offs % (qtr. annualized)	1.70		15.10		9.22		3.81		2.51

Allowance / loans %	9.40%		8.33%		7.90%		7.28%		8.59%
Allowance / charge-offs	4.61	x	0.41	x	0.71	x	1.67	x	2.71	x

Consumer Real Estate
Period-end loans ($ millions)	$2,586		$2,701		$2,812		$2,933		$3,063		(4)%	(16)%

30+ Delinq. % (a)	2.41%		2.21%		2.03%		2.30%		2.65%
NPL %	0.90		1.03		0.80		0.82		0.68
Charge-offs % (qtr. annualized)	3.15		3.38		3.86		3.74		4.60

Allowance / loans %	4.19%		3.95%		3.91%		4.08%		4.18%
Allowance / charge-offs	1.29	x	1.14	x	0.99	x	1.08	x	0.88	x

Permanent Mortgage
Period-end loans ($ millions) (d)	$628		$657		$818		$864		$894		(4)%	(30)%

30+ Delinq. % (a)	3.95%		6.35%		4.46%		6.09%		5.66%
NPL % (d)	5.17		3.61		16.64		15.04		13.62
Charge-offs % (qtr. annualized) (e)	3.46		23.31		3.88		4.05		3.82

Allowance / loans %	3.17%		3.94%		5.24%		5.99%		6.62%
Allowance / charge-offs	0.89	x	0.14	x	1.33	x	1.48	x	1.67	x

Other Consumer
Period-end loans ($ millions)	$22		$25		$30		$36		$41		(12)%	(46)%

30+ Delinq. % (a)	5.08%		4.32%		2.07%		1.92%		2.19%
NPL %	9.83		20.12		31.24		42.03		46.75
Charge-offs % (qtr. annualized)	30.70		19.63		19.98		18.01		15.00

Allowance / loans %	3.98%		6.98%		9.27%		9.53%		13.13%
Allowance / charge-offs	0.12	x	0.32	x	0.41	x	0.53	x	0.79	x

Restricted Real Estate Loans
Period-end loans ($ millions) (f)	$641		$666		$694		$722		$757		(4)%	(15)%

30+ Delinq. % (a)	3.15%		2.98%		2.85%		2.94%		3.12%
NPL %	1.04		0.87		0.80		0.75		0.82
Charge-offs % (qtr. annualized)	3.63		4.46		4.76		5.08		5.71

Allowance / loans %	4.97%		4.86%		4.76%		5.52%		6.26%
Allowance / charge-offs	1.33	x	1.06	x	0.98	x	1.07	x	1.06	x

NM—Not meaningful

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	30+ Delinquency % includes all accounts delinquent more than one month and still accruing interest.
(b)	Includes trust preferred loan portfolio and other exited businesses.
(c)	4Q11 includes a $8.9 million charge-off associated with one TRUP loan.
(d)	3Q11 includes the impact of the sale of $126 million in book value of nonperforming permanent mortgages.
(e)	3Q11 includes $40.2 million of net charge-offs (“NCO”) recognized due to sale of nonperforming mortgages.
(f)	4Q11 includes $600.2 million of consumer real estate loans and $40.6 million of permanent mortgage loans.

ASSET QUALITY: PORTFOLIO METRICS Unaudited

C&I Portfolio: $8.0 Billion (48.9% of Total Loans)

% OS
General Corporate, Commercial, and Business Banking Loans	76%
Mortgage Warehouse Line Balances	17%
Trust Preferred Loans	5%
Bank Holding Company Lending	2%

Income CRE Portfolio: $1.3 Billion (7.7% of Total Loans)

Top 10 States as of December 31, 2011	% NPL	% OS
Tennessee	3.90%	59%
Georgia	2.26%	7%
North Carolina	12.50%	6%
Florida	19.57%	5%
Mississippi	12.32%	4%
South Carolina	—%	4%
Texas	3.73%	3%
West Virginia	—%	2%
Kentucky	—%	2%
Virginia	0.81%	1%

Consumer Real Estate (primarily Home Equity) Portfolio: $5.9 Billion (35.9% of Total Loans) (a)

Origination LTV and FICO for Portfolio as of December 31, 2011	Loan-to-Value
(excludes whole loan insurance)	<=80%	80% - 90%	>90%
FICO score greater than or equal to 740	33%	15%	7%
FICO score 720-739	7%	4%	2%
FICO score 700-719	6%	4%	2%
FICO score 660-699	7%	4%	3%
FICO score 620-659	2%	1%	1%
FICO score less than 620	1%	—%	1%

Consumer Real Estate Portfolio Detail:

		Origination Characteristics							NCO’s %
Vintage	Balance ($ B)	W/A Age (mo.)	CLTV	FICO		% Broker (b)	% TN	% 1st lien	QTD
pre-2003	$0.2	121	76%	716		16%	45%	33%	0.80%
2003	$0.4	102	75%	729		16%	33%	39%	0.75%
2004	$0.7	89	79%	725		28%	22%	27%	1.15%
2005	$1.0	77	81%	730		19%	18%	16%	3.24%
2006	$0.8	66	78%	734		6%	23%	17%	4.15%
2007	$1.0	54	80%	739		15%	27%	19%	3.24%
2008	$0.5	43	75%	748		8%	73%	51%	0.89%
2009	$0.3	31	72%	753		— %	88%	58%	0.35%
2010	$0.4	17	80%	751		— %	92%	73%	0.01%
2011	$0.6	5	77%	760		— %	90%	86%	— %
Total	$5.9	61	78%	738	(c)	12%	42%	36%	2.05%

(a)	Consumer Real Estate portfolio includes $600.2 million of restricted real estate loans.
(b)	Correspondent and Wholesale.
(c)	738 average portfolio origination FICO; 729 weighted average portfolio FICO (refreshed).

Permanent Mortgage Portfolio: $0.8 Billion (5.1% of Total Loans) (a) (b) (c)

Top 10 States as of December 31, 2011	Del. %	% OS
California	7.66%	24%
Texas	10.52%	8%
Washington	7.12%	8%
Virginia	2.25%	5%
Maryland	10.92%	4%
Arizona	15.27%	4%
Florida	36.80%	4%
Oregon	14.76%	4%
Utah	10.79%	3%
North Carolina	10.84%	3%

(a)	Permanent Mortgage portfolio includes $40.6 million of restricted real estate loans.
(b)	Documentation type: 69% full doc; 26% stated; 5% other.
(c)	Product type: 71% jumbo; 13% Alt A; 16% other.

GLOSSARY OF TERMS

Adjusted Tangible Equity/RWA: Shareholders’ equity excluding intangible assets and unrealized gains/losses on available for sale securities and cash flow hedges divided by risk weighted assets.

Core Business Segments: Management treats regional banking, capital markets, and corporate as FHN’s core businesses. Non-strategic has significant legacy assets and operations that are being wound down.

Individually Impaired Loans: Commercial loans over $1 million that are not expected to pay all contractually due principal and interest and consumer loans that have experienced a troubled debt restructuring and are individually evaluated for impairment. The estimated loss on these loans is determined using a discounted cash flow (“DCF”) methodology or the estimated fair value of the underlying collateral less costs to sell, if the loan is considered collateral dependent. In accordance with accounting requirements, DCF loans are discounted using the applicable note rate, and typically reserves are maintained for DCF loans. Collateral dependent loans are generally charged off to the estimate of collateral value less cost to sell leaving no associated reserve.

Lower of Cost or Market (“LOCOM”): A method of accounting for certain assets by recording them at the lower of their historical cost or their current market value.

Restricted Balances: Assets of a consolidated variable interest entity that can be used only to settle obligations of the consolidated variable interest entity and liabilities of a consolidated variable interest entity for which creditors (or beneficial interest holders) do not have recourse to the general credit of the primary beneficiary.

Troubled Debt Restructuring (“TDR”): A restructuring of debt whereby a creditor for economic or legal reasons related to the borrower’s financial difficulties grants a concession to the borrower that it would not otherwise consider. Such concession is granted in an attempt to protect as much of the creditor’s investment as possible by increasing the probability of repayment.

Asset Quality—Consolidated Key Ratios

NPL %: Ratio is nonperforming loans in the loan portfolio to total period-end loans.

NPA %: Ratio is nonperforming assets related to the loan portfolio to total period-end loans plus foreclosed real estate and other assets.

Net charge-offs %: Ratio is annualized net charge-offs to total average loans.

Allowance / loans: Ratio is allowance for loan losses to total period-end loans.

Allowance to loans excluding insured loans: Ratio is allowance for loan losses to total period-end loans excluding insured loans.

Allowance / NPL: Ratio is allowance for loan losses to nonperforming loans in the loan portfolio.

Allowance / NPA: Ratio is allowance for loan losses to nonperforming assets related to the loan portfolio.

Allowance / charge-offs: Ratio is allowance for loan losses to annualized net charge-offs.

NON-GAAP TO GAAP RECONCILIATION Quarterly, Unaudited

(Thousands)	4Q11	3Q11	2Q11	1Q11	4Q10
Tangible Common Equity (Non-GAAP)
(A) Total equity (GAAP)	$2,684,637	$2,743,230	$2,681,382	$2,640,057	$2,678,005
Less: Noncontrolling interest (a)	295,165	295,165	295,165	295,165	295,165

(B) Total common equity	$2,389,472	$2,448,065	$2,386,217	$2,344,892	$2,382,840
Less: Intangible assets (GAAP) (b)	159,902	160,902	164,067	183,625	195,061

(C) Tangible common equity (Non-GAAP)	$2,229,570	$2,287,163	$2,222,150	$2,161,267	$2,187,779
Less: Unrealized gains on AFS securities, net of tax	67,069	79,358	58,068	39,338	45,366
(D) Adjusted tangible common equity (Non-GAAP) (c)	$2,162,501	$2,207,805	$2,164,082	$2,121,929	$2,142,413

Tangible Assets (Non-GAAP)
(E) Total assets (GAAP)	$24,789,384	$25,571,469	$25,054,066	$24,438,344	$24,698,952
Less: Intangible assets (GAAP) (b)	159,902	160,902	164,067	183,625	195,061

(F) Tangible assets (Non-GAAP)	$24,629,482	$25,410,567	$24,889,999	$24,254,719	$24,503,891

Period-end Shares Outstanding
(G) Period-end shares outstanding	257,468	263,619	263,699	263,335	263,366

Tier 1 Common (Non-GAAP)
(H) Tier 1 capital (d) (e)	$2,854,120	$2,875,113	$2,818,535	$2,790,335	$2,812,471
Less: Noncontrolling interest—FTBNA preferred stock (a) (f)	294,816	294,816	294,816	294,816	294,816
Less: Trust preferred (g)	200,000	200,000	200,000	200,000	200,000

(I) Tier 1 common (Non-GAAP)	$2,359,304	$2,380,297	$2,323,719	$2,295,519	$2,317,655

Risk Weighted Assets
(J) Risk weighted assets (d) (e)	$20,160,440	$19,910,843	$19,589,310	$19,569,006	$20,102,775

Ratios
(C)/(F) Tangible common equity to tangible assets (“TCE/TA”) (Non-GAAP)	9.05%	9.00%	8.93%	8.91%	8.93%
(A)/(E) Total equity to total assets (GAAP)	10.83%	10.73%	10.70%	10.80%	10.84%
(C)/(G) Tangible book value per common share (Non-GAAP)	$8.66	$8.68	$8.43	$8.21	$8.31
(B)/(G) Book value per common share (GAAP)	$9.28	$9.29	$9.05	$8.90	$9.05
(I)/(J) Tier 1 common ratio (Non-GAAP) (d)	11.70%	11.95%	11.86%	11.73%	11.53%
(H)/(E) Tier 1 capital to total assets (GAAP) (d)	11.51%	11.24%	11.25%	11.42%	11.39%
(D)/(J) Adjusted tangible common equity to risk weighted assets (“TCE/RWA”) (Non-GAAP) (c) (d)	10.73%	11.09%	11.05%	10.84%	10.66%

Net interest income adjusted for impact of fully taxable equivalent (“FTE”) (Non-GAAP)
Regional Banking
Net interest income (GAAP)	$150,119	$140,612	$136,304	$134,773	$144,492
FTE adjustment	1,510	1,434	1,353	1,243	924

Net interest income adjusted for impact of FTE (Non-GAAP)	$151,629	$142,046	$137,657	$136,016	$145,416

Capital Markets
Net interest income (GAAP)	$5,526	$5,552	$5,509	$5,503	$5,877
FTE adjustment	106	81	76	72	71

Net interest income adjusted for impact of FTE (Non-GAAP)	$5,632	$5,633	$5,585	$5,575	$5,948

Corporate
Net interest income (GAAP)	$(3,766)	$(493)	$404	$(334)	$(2,091)
FTE adjustment	34	40	68	71	53

Net interest income adjusted for impact of FTE (Non-GAAP)	$(3,732)	$(453)	$472	$(263)	$(2,038)

Non-Strategic
Net interest income (GAAP)	$26,998	$30,669	$30,643	$32,813	$33,958
FTE adjustment	—	—	—	—	—

Net interest income adjusted for impact of FTE (Non-GAAP)	$26,998	$30,669	$30,643	$32,813	$33,958

Total Consolidated
Net interest income (GAAP)	$178,877	$176,340	$172,860	$172,755	$182,236
FTE adjustment	1,650	1,555	1,497	1,386	1,048

Net interest income adjusted for impact of FTE (Non-GAAP)	$180,527	$177,895	$174,357	$174,141	$183,284

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	Included in total equity on the consolidated balance sheet.
(b)	Includes goodwill and other intangible assets, net of amortization.
(c)	See Glossary of Terms for definition of ratio.
(d)	Current quarter is an estimate.
(e)	Defined by and calculated in conformity with bank regulations.
(f)	Represents FTBNA preferred stock included in noncontrolling interest.
(g)	Included in term borrowings on the consolidated balance sheet.

First Horizon National Corporation Fourth Quarter 2011 Earnings January 20, 2012 Exhibit 99.1PPT

Portions of this presentation use non-GAAP financial information. Each of those portions is so noted, and a reconciliation of that non-GAAP information to comparable GAAP information is provided in a footnote or in the appendix at the end of this presentation.
This presentation contains forward-looking statements, which may include guidance, involving significant risks and uncertainties which will be identified by words such as “believe”,“expect”,“anticipate”,“intend”,“estimate”,
“should”,“is likely”,“will”,“going forward” and other expressions that indicate future events and trends and may be followed by or reference cautionary statements. A number of factors could cause actual results to differ materially from those in the forward-looking information. These factors are outlined in our recent earnings and other press releases and in more detail in the most current 10-Q and 10-K. FHN disclaims any obligation to update any such factors or to publicly announce the result of any revisions to any of the forward-looking statements included herein or therein to reflect future events or developments.
2

3
Successful Execution:
2011 Accomplishments
Optimize
Business Mix for
Profitability &
Returns
Improve
Productivity
& Efficiency
All data is full year 2011 compared to full year 2010 unless otherwise noted.
1 Core Businesses include Regional Banking, Capital Markets, and Corporate segments. Tier 1 and Tier 1 Common: consolidated ratios and current quarter is estimate;
Tier 1 Common and TCE, & TA are consolidated ratios and non-GAAP numbers, and a reconciliation is provided in the appendix. 2 Source:Fed H.8 data.
Executing $139mm of cost saves in Core Businesses
Regional bank expenses down 7%
Regional Bank revenue per FTE of $255k, up 7% from $239k in 2010
Mortgage repurchase provision expense down $30mm to $160mm vs 190mm in 2010, including a linked quarter decline of $8mm or 15%
Mortgage repurchase pipeline at $384mm vs $534mm in 4Q10
Tier 1 ratio at 14.2%, up 17bps
Tier 1 Common at 11.7%, up 17bps
TCE/TA at 9.1%, up 12bps
Repurchased $44mm of common stock in 4Q11
Volume weighted average price of $7.10 per share
Core Businesses’ pre-tax income at $342mm in 2011, up $75mm from 2010
1
Regional Banking period end loans up 6%, compared to industry at 2%
Regional bank average loan yields at 4.02%
Regional Banking average deposits up 5%
Average rate paid on deposits at 50bps
Capital Markets’ fixed income average daily revenues remain strong due to our unique business model and extensive distribution network
Non-Strategic average loans decreased 20% from 2010
NPL decline of 38%
Deploy Capital
In Disciplined
Manner
2
1
1

2010
2011
$250
$150
$50
$(50)
$(150)
$(250)
Core Businesses²
Consolidated

FIRST HORIZON NATIONAL CORPORATION

4
Solid Pre-Tax Income in Core Business Segments
FHN Pre-Tax Income By Business Segment
Numbers/percentages may not add due to rounding.
All data is full year 2011 compared to full year 2010 unless otherwise noted.
1 Capital Markets pre-tax income included $36.7mm of litigation expense in 2Q11.
2 Core Businesses include Regional Banking, Capital Markets, and Corporate segments.
$350mm
Core Businesses’ 2011 pre-tax income grew 28% from 2010
Regional Banking showed continued improvement in profitability
Provision credit of $62mm in 2011 vs provision expense of $92mm in 2010
Pre-tax pre-provision up 11% to $263mm from $237mm in 2010
Capital markets pre-tax income declined $71mm due to normalizing market conditions and a $37mm litigation expense in 2Q11
Non-Strategic provided less of a drag in 2011
Loan loss provision declined 41% to $106mm
Sale of ~$150mm of primarily nonperforming loans in 3Q11
Mortgage repurchase provision decreased 16% to $160mm
Mortgage repurchase pipeline down 28% from 12/31/10
Non-Strategic
Regional Banking $145 $325
Capital Markets¹
$128 $57
Corporate ($5) ($39)
Core Businesses²
$267 $342
Non-Strategic ($216) ($192)
Consolidated FHN $52 $150
Pre-Tax Income
($ in millions)
2010 2011

FINANCIAL RESULTS 5

(in millions, except per share)	4Q10	3Q11	4Q11
NII	$182	$176	$179
Noninterest income	189	186	181
Securities gains / (losses), net	16	35	0
Total revenue	387	397	360
Noninterest expense	328	323	312
Provision	45	32	10
Pre-tax income	**14**	**43**	**38**
Taxes	(7)	8	(1)
Continuing operations	21	34	39
Discontinued operations	(3)	5	(1)
Net income	**$17**	**$39**	**$38**
Net income attributable to controlling interest	14	36	35
Preferred stock dividends	63	-	-
Net income available to common shareholders	**(49)**	**36**	**35**
Diluted shares	239	263	260
Diluted EPS from continuing operations	**($0.19)**	**$0.12**	**$0.13**
Diluted EPS	**($0.20)**	**$0.14**	**$0.13**

FIRST HORIZON NATIONAL CORPORATION

Consolidated Financial Results
Net income available to common shareholders of
$35mm, diluted EPS of $0.13, in 4Q11
Core Businesses pre-tax income of $95mm
Total revenues, excluding securities gains, stable
at $360mm
Regional Banking revenues up 3%
Regional Bank NII up 7% primarily due to
higher loan volume
Capital Markets revenues down 11%
Total expenses at $312mm, down 3%
Regional Banking expenses down 1%
Capital Markets expenses declined 14%
Non-Strategic expenses down 11%
$45mm of mortgage repurchase
expense vs $53mm
Charges for restructuring, repositioning & efficiency
initiatives of $4mm vs $2mm
Total provision at $10mm
Net charge-offs at $75mm
Net charge-offs down 29% linked quarter and 25%
from 4Q10
6
All data is 4Q11 compared to 3Q11 unless otherwise noted.
Numbers may not add to total due to rounding.
1 Core businesses include Regional Banking, Capital Markets, and Corporate segments. Core Businesses’ pre-tax income is a non-GAAP number and is reconciled on slide 4.
1

7
Fourth Quarter 2011 Segment Highlights
Numbers may not add to total due to rounding.
Pre-tax earnings, Revenue, and Expense are in millions.
Revenue includes securities gain / losses.
4Q11 Drivers / Impacts
4Q11 Revenue
4Q11 Expense
Pre-Tax Earnings ($mm)
4Q11
Linked Quarter
Change
$mm / Percent
4Q10 3Q11
Regional
Banking
Capital
Markets
Corporate
Non-Strategic
$215
$136
$94
$67
$6
$29
$46
$80
Core Business
(subtotal)
Total
$315
$232
$360
$312
$6 / 3%
$(11) / (11)%
$(31) / (83)%
$(0) / (1)%
$(37) / (10)%
$(37) / (9)%
$(1) / (1)%
$(10) / (14)%
$10 / 54%
$(1) / (0)%
$(10) / (11)%
$(11) / (3)%
$91
$27
$(23)
$95
$(57)
$38
$94
$28
$19
$140
$(98)
$43
$63
$24
$5
$92
$(78)
$14
Loan loss provision of $23mm in 4Q11 vs
$55mm in 3Q11. Repurchase provision of
$45mm in 4Q11 vs $53mm in 3Q11
Fixed income average daily revenue of
$1.3mm in 4Q11 vs $1.4mm in 3Q11
Mortgage warehouse valuation adjustments
of $0.3mm in 4Q11 vs $(7.1)mm in 3Q11
Provision credit in 4Q11 of $13mm vs
provision credit of $23mm in 3Q11
4Q11 included $4mm from interest related to
a tax refund. 3Q11 included $35mm of
securities gain from sale of Visa stock
Lower expenses from lower variable
compensation and decline in legal expense
NII up 7% primarily due to loan volume.  Fee
income down 5% linked quarter from Durbin
impact
Increase to derivative liabilities in 4Q11 of
$8.3mm.  4Q11 included restructuring costs
of $4.0mm vs $2.0mm in 3Q11

8
9
8
8
4
0
2
4
6
8
4Q10
1Q11
2Q11
3Q11
4Q11

3.75%
3.50%
3.25%
3.00%
2.75%
2.50%
2.25%
2.00%
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11
New Loans
Commercial Loan Portfolio
Paid Off Loans
Peers3

8
Successful Execution: Balance Sheet and NIM
Regional Bank Average Commercial Loan Spread
4Q11 period end total assets at $25B
4Q11 total period end loans at $16B, up 1% vs 3Q11
Period end Regional Banking loans increased $379mm
or 3% from 3Q11
Period end Non-Strategic loans decreased $203mm or
4% from 3Q11
2011 total average loans at $16.1B, down 6% vs 2010
Average Regional Banking loans flat to 2010, compared
to industry decline of 5%
Regional bank loan yields at 4.01% in 4Q11 vs
4.07% at 4Q10
Average Non-Strategic loans decreased 20% from 2010
Average core deposits rose 1% linked quarter and 2% from
2010 to 2011
Average core deposit rate of 51bps in 4Q11 vs 70 bps in 4Q10
Adverse Impact from Commercial Non-Accruals
Net Interest Margin by Segment
Numbers/percentages may not add due to rounding. 1 Core Businesses NIM is a non-GAAP number relating to the three core business segments: Regional Banking, Capital Markets, and Corporate.
Net interestmargin is computed using total net interest income adjusted for FTE. Refer to the non-GAAP to GAAP reconciliations in the appendix. 2 Source:Fed H.8 data.
3 Source: S&P Bilateral Market Trends for newly originated credits. Fourth quarter data is not available at this time. Analysis reflects LIBOR-based facilities over $1mm, and excludes Commercial Real Estate credits. Figures are weighted by outstandings and do not include the incremental revenue earned from rate floors. Copyright 2011 Standard & Poors, a Division of the McGraw-Hill Companies.
10bps
1
2
NIM 3Q11 4Q11 FY2011 FY2010
Regional Banking 5.17% 5.23% 5.21% 5.09%
Capital Markets 1.17% 1.16% 1.20% 1.30%
Corporate -0.01% -0.36% -0.11% 0.05%
Core Businesses 1
3.52% 3.54% 3.54% 3.60%
Non-Strategic 2.30% 2.17% 2.24% 2.23%
First Horizon 3.23% 3.23% 3.22% 3.20%

Consumer Real Estate 23%
Other 3%
Income CRE 10%
C&I 64%

4.1%
3.9%
3.7%
3.5%
3.3%
3.1%
4.00%
3.97%
3.96%
2Q11
3Q11
4Q11

$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
2010
2011

$1.6
$1.5
$1.4
$1.3
2010
2011

FIRST HORIZON NATIONAL CORPORATION

Successful Execution:
Driving More Value from the Balance Sheet
4Q11 Regional Bank Loan Balances Regional Bank Commercial Loan Yields
Regional Bank Commercial Loan Commitments Regional Bank Commercial Loans Funded
9
$3.5B
$1.8B
C&I CRE
21%
6%

$600
$580
$560
$540
$606
$565
2010
2011

$330
$310
$290
$270
$347
$302
2010
2011

FIRST HORIZON NATIONAL CORPORATION

$139mm identified in cost savings, in addition to expected reduction in Non-Strategic expenses over the long-term
$112mm annualized impact in 4Q11 run rate
Additional $27mm of actions in execution, targeted to be largely completed by the end of 2012
Near-term offsets from technology investments and elevated environmental costs
Targeting ~$1B level of consolidated expenses by the end of 2013, a 25-30% reduction from the 2010 level
Improving Productivity and Efficiency
Environmental Costs Remain Elevated
$139mm Identified in Cost Savings: 2011 - 2012
10
Non-Strategic Expenses Regional Bank Expenses
$350mm $620mm
7%
13%

$100
$50
$0
4Q10
1Q11
2Q11
3Q11
4Q11
2006 & Prior
2007
2008

$400
$200
$0
4Q10
1Q11
2Q11
3Q11
4Q11
New Requests
Resolved
Pipeline

$400
$200
$0
4Q10
1Q11
2Q11
3Q11
4Q11
2006 and Prior
2007
2008

FIRST HORIZON NATIONAL CORPORATION

11
Mortgage Repurchase-Related
Expenses Remain Manageable
Mortgage Repurchase Reserve
Pipeline of requests declined to $384mm in 4Q11, down
8% linked quarter and 28% from 4Q10
Total new requests down $86mm and new GSE
repurchase requests down $5mm from 4Q10
Total new requests down $23mm and new GSE
repurchase requests up $7mm linked quarter
Resolutions up 2% linked quarter
4Q11 cumulative rescission rates continue to average
in the 45-55% range; average loss severity remains in
the 50-60% range
Currently, there are no repurchase requests from
private first lien mortgage securitizations
Sold origination and servicing platform in August 2008
New GSE Repurchase Requests
by Vintage
Total Pipeline by Vintage
1
Total Pipeline of
Repurchase Requests
2
As of 4Q11. Numbersmay not add due to rounding. 1 Requests reflect pipeline as of each respective quarter end.
2 As of 12/31/11. Based on UPB. The pipeline represents active investor claims and mortgage insurance (MI) cancellations under review, both of which could occur on the same loan.
Excludes MI cancellation notices that have been reviewed and coverage has been lost. For purposes of estimating loss, MI cancellation notices where coverage has been lost are contemplated.
$150mm $600mm $600mm
($ in mm) 4Q10 1Q11 2Q11 3Q11 4Q11
Beginning Balance 175 183 183 169 169
Net Realized Losses (36) (37) (39) (53) (49)
Provision 44 37 25 53 45
Ending Balance 183 183 169 169 165

3.96%
3.69%
3.26%
2.77%
2.34%
$100
$50
$0
-$50
-$100
4.0%
3.0%
2.0%
1.0%
0.0%
$100
$77
$66
$58
$75
$(55)
$(76)
$(65)
$(74)
$(65)
4Q10
1Q11
2Q11
3Q11
4Q11
Net Charge-Offs (NCOs)
Reserve Decrease
Reserve % of Loans (right axis)

FIRST HORIZON NATIONAL CORPORATION

12
Successful Execution:
Asset Quality Trends Continue to Improve
4Q11 net charge-offs of $75mm
Includes a $21mm loss from one bank-related relationship of a TRUP and bank holding company loan (fully reserved)
NCOs down 29% linked quarter and 25% since 4Q10
3Q11 included $48mm of NCOs associated with nonperforming loan sales
Regional Bank NCOs down $3mm or 8% from 4Q10
Non-Strategic NCOs down $22mm or 34% since 4Q10
Reserves for loan losses decreased $65mm linked quarter to $384mm or 2.34% of period end loans
Reserves and Net Charge-Offs
Data as of 12/31/11, unless otherwise noted. Numbers may not add due to rounding.
$125mm
$48
Loan Sales NCOs

$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
NPLs
ORE

FIRST HORIZON NATIONAL CORPORATION

13
($ mm) 2Q11 3Q11 4Q11
Beginning ORE $94 $79 $80
   Valuation Adjustments ($5) ($4) ($4)
Adjusted Balance $90 $75 $76
+ New ORE $17 $17 $14
+ Capitalized Expenses $1 $1 $0
- Dispositions: ($29) ($12) ($21)
   Single Transactions ($25) ($10) ($21)
   Auctions - - -
   Bulk Sales (4) (2) (0)
Ending ORE $79 $80 $69
($ mm) 2Q11 3Q11 4Q11
Beginning NPLs $462 $404 $341
+ Additions $31 $36 $17
+ Principal Increase $2 $2 $1
- Resolutions/Payments ($66) ($54) ($39)
- Net Charge-Offs ($15) ($22) ($37)
- Transfer to ORE ($5) ($10) ($3)
- Upgrade to Accrual ($5) ($15) ($1)
Ending NPLs $404 $341 $279
Successful Execution:
Non-Performing Assets Decline
Non-Performing Assets
NPAs down $61mm or 11% linked quarter, and down
38% or $315mm year over year
NPA % at 2.57% vs 4.48% in 4Q10
NPL levels down 10% from 3Q11, down 38%
since 4Q10
Decreased due to lower inflows
NPL % at 2.16% vs 3.85% in 4Q10
ORE balances declined from continued disposition
activity
NPL Activity from Commercial and OTC
1
ORE Activity
2
Numbers may not add due to rounding.
1 Does not include Consumer loan sales in 3Q11.  4Q11 net charge-offs include a $21mm loss from one bank-related relationship of a TRUP and bank holding company loan.
2 ORE excludes foreclosed real estate from government insured loans.
(1)%
(14)%
(9)%
(2)%
(11)%
(1)%
(14)%
$1.4B
2%
(9)%
(22)%

14
Building Long-Term Earnings Power:
FHNC Bonefish – Long-Term Targets
1 Core Businesses include Regional Banking, Capital Markets, and Corporate segment. Certain core data are non-GAAP and a reconciliation is provided in the appendix.
2011Y Consolidated
2011Y Core¹
Long-Term Targets
ROTCE 5.88% 15 - 20%
ROA 0.58% 1.34% 1.25 - 1.45%
NIM 3.22% 3.54% 3.50 - 4.00%
Tier 1 Common 11.7% 8.0 – 9.0%
NCO / Average Loans 2.02% 0.91% 0.30 - 0.70%
Fee Income as % of Revenue 50% 52% 40 - 50%
Efficiency Ratio 89% 80% 60 - 65%
Equity / Assets
Return on Assets
1.25% - 1.45%
Risk Adjusted Margin
Return on Tangible
Common Equity
15% - 20%
Total Assets Earning Assets
Pre-tax Income
Tax Rate
Efficiency Ratio
60% - 65%
Annualized Net Charge-Offs
0.30% - 0.70%
Net Interest Margin
3.50% - 4.00%
Tier 1 Common
8% - 9%
% Fee Income
40% - 50%

Successful Execution: FHN Strategic Priorities
15
Building a Foundation for Long-Term Earnings Power
1) Improve Profitability and Returns
Replace runoff, low margin, Non-Strategic assets with higher margin, Regional Banking assets
Continue efficiency and productivity efforts
2) Focus on Differentiated Customer Service
Emphasis on convenience, relationships, and technology
Simplify and streamline processes
3) Deploy Capital Smartly
Maintain appropriate levels for future banking environment
Continue to deploy capital with a disciplined approach

APPENDIX 16

FHN Non-Strategic
4.37%
FHN Regional Bank
1.60%
FHN Consolidated
2.34%
Peer Median
2.21%
0%
1%
2%
3%
4%
5%

12%
11%
10%
9%
8%
11.9%
12.0%
11.7%
11.2%
2Q11
3Q11
4Q11
3Q11 Peer Median

FIRST HORIZON NATIONAL CORPORATION

17
Liquidity, Capital, and Reserves
Tier 1 Common Ratio
1
Wholesale Funding
2
Capital Ratios
1
Numbers may not add to total due to rounding
1 Source: SNL. Peer median includes top 50 publicly traded U.S. banks by total assetsize at 3Q11.
TCE/RWA is not adjusted for unrealized gains on AFS securities, Tier 1 Common, and TCE/TA are non-GAAP numbers, and a reconciliation is provided at the end of the appendix.
2 Excluding Securities Sold Repos, Trading Liabilities, and sub-debt and other collateralized borrowings of $2.7B.
Reserves vs. Peers
1
Period End ($B) 2Q11 3Q11 4Q11
Fed Funds Purchased $1.3 $1.6 $1.5
Senior Debt $0.5 $0.5 $0.5
Insured Network Deposits $1.7 $1.8 $1.7
Borrowing From FHLB $0.0 $0.4 $0.0
Other $0.2 $0.2 $0.1
Total $3.7 $4.5 $3.9
2Q11 3Q11 4Q11
3Q11 Peer
Median
Total Capital 18.2% 18.2% 17.9% 15.6%
Tier 1 Capital 14.4% 14.4% 14.2% 13.0%
TCE/TA 8.9% 9.0% 9.1% 7.9%
TCE/RWA 11.3% 11.5% 11.1% 11.1%

4Q11 Credit Quality Summary by Portfolio
As of 12/31/11; numbers may not add to total due to rounding.
18
Period End
Commercial
(C&I & Other)
Income
CRE
Residential
CRE
HE &
HELOC
Other1
Permanent
Mortgage
Commercial
(C&I & Other)
Income
CRE
Residential
CRE
HE &
HELOC
Permanent
Mortgage
Other 2 Total
End Loans $7,465 $1,208 $93 $2,706 $281 $141 $549 $49 $28 $2,586 $628 $663 $16,397
30+ Delinquency 0.16% 0.43% 0.40% 1.02% 1.13% 0.67% 0.00% 8.84% 1.79% 2.41% 3.95% 3.21% 0.99%
Dollars $12 $5 $0 $28 $3 $1 $0 $4 $0 $62 $25 $21 $163
NPL % 1.18% 5.08% 40.28% 0.45% 0.02% 0.15% 13.50% 15.93% 29.77% 0.90% 5.17% 1.33% 2.16%
Dollars $88 $61 $38 $12 $0 $0 $74 $8 $8 $23 $32 $9 $354
Net Charge-offs 3% 1.26% 0.40% 7.38% 0.55% 3.08% NM 6.15% 1.29% 1.70% 3.15% 3.46% 4.59% 1.84%
Dollars $23 $1 $2 $4 $2 NM $9 $0 $0 $21 $6 $8 $75
Allowance $101 $36 $13 $31 $6 NM $29 $4 $3 $108 $20 $33 $384
Allowance / Loans % 1.36% 2.95% 14.33% 1.15% 2.27% NM 5.29% 8.08% 9.40% 4.19% 3.17% 4.93% 2.34%
Allowance / Charge-offs 1.11x 7.03x 1.80x 2.12x 0.72x NM 0.84x 6.04x 4.61x 1.29x 0.89x 1.04x 1.28x
(1) Credit Card, Permanent Mortgage, and Other
(2) Restricted  Consumer Real Estate Loans, OTC, and Other Consumer
(3) Net Charge-Offs are quarterly annualized
(NM) Not meaningful
(4) Exercised clean-up calls on jumbo securitizations in 2Q11 and 4Q10, which are now on balance sheet in the Corporate segment
($ in millions) Regional Bank Non-Strategic Corporate 4

12%
10%
8%
6%
4%
2%
0%
10.06%
10.07%
8.54%
6.27%
5.50%
4Q10
1Q11
2Q11
3Q11
4Q11
30+ Delq.
Net Charge-Offs (ann.)
NPLs/Total Loans

Construction
15%
Land
8%
Mini-Perm/Non-Construction
77%

Hospitality
9%
Retail
23%
Other
10%
Land
8%
Industrial
13%
Multi-Family
18%
Office
19%

FIRST HORIZON NATIONAL CORPORATION

19
Income CRE Portfolio
Performance
Balances of $1.3B at 12/31/11
96% managed in Regional Banking with relationship-
oriented customers
Proactively managing problem projects and maturities
to regulatory standards
Do not capitalize interest and do not fund interest on
distressed properties
Net charge-offs down $3mm or 69% linked quarter to
$1mm
Reserves of 3.2% at 12/31/11
Continued improvement and stabilization
Loan Type
1
NPLs By Product Type
1
Collateral Type
1
Numbers may not add to total due to rounding.  Data as of 4Q11.
1 As of 12/31/11; NPLs as a percentage of each portfolio.
2 “Other” includes Non-Owner Occupied Single Family Residential and Multi-Use Projects.
Land
Other
2
Office
Multi-Family
Retail
Industrial
Hospitality
33.8%
12.7%
4.6%
1.4%
1.2%
1.2%
0.0%

Correspondent Banking 19%
Bank-Related 2%
TRUPs 5%
All Other C&I 74%

4%
3%
2%
1%
0%
4Q10
1Q11
2Q11
3Q11
4Q11
30+ Delq.
NPLs/Total Loans
Net Charge-Offs (Ann.)

FIRST HORIZON NATIONAL CORPORATION

20
C&I Portfolio
Consolidated C&I Portfolio
C&I Loan Composition
3Q11 NCOs included $48mm of NCOs associated with
nonperforming loan sales. 4Q11 charge-offs included
$21mm charge-off from one bank-related relationship
C&I Portfolio: Loans to Mortgage Companies
Numbers may not add to total due to rounding.  Data as of 4Q11.
$1.6B
$8.0B portfolio, diversified by industry, managed in
Regional Bank
Includes loans to mortgage companies
(correspondent banking) of $1.4B in 4Q11 vs
$1.1B in 3Q11
Net charge-offs up $19mm linked quarter
Includes a $21mm loss from one bank-related
relationship:
TRUP charge-off of $8.9mm in Non-Strategic
Bank holding company charge-off of $11.7mm
in Regional Banking
C&I consolidated reserves of 1.63% at 12/31/11

C&I Portfolio: TRUPS & Bank-Related Loans
4Q11
TRUPs & Bank-
Related Loans
C&I w/o TRUPs &
Bank-Related Loans
Total C&I Portfolio
PE Balances ($mm) $609 $7,406 $8,015
Reserves ($mm) $66
1
$99 $130
Reserve Coverage 10.85%
1
1.33% 1.63%
NPL % 14.85% 0.97% 2.02%
NCO %
2
15.24% 0.41% 1.62%
TRUPS and Bank-Related Loan Coverage
$609mm balances in TRUPS and bank-related loans
$291mm whole-loan TRUPs to banks
$156mm whole-loan TRUPs to insurance companies
$162mm loans to bank holding companies and loans secured by bank stock
Significant focus is directed at this portfolio
TRUPs and bank holding company loans are re-graded quarterly
Average TRUP size of $9mm
Eight TRUPs are investment grade
Ten TRUPs on deferral at 12/31/11
21
Data as of 4Q11.
1 Reserve coverage includes $34.2mm of LOCOM on TRUPs.
2 NCO% is QTD Annualized. Numbers may not add to total due to rounding.

Core Banking Customers TN 42%
CA 13%
GA 3%
FL 3%
Other 39%

8%
6%
4%
2%
0%
1.03%
2.24%
2.66%
3.57%
5.71%
>=740
720-739
700-719
660-699
<660

4%
3%
2%
1%
0%
1.90%
3.76%
Retail
Wholesale

3%
2%
1%
0%
1.49%
2.45%
1st Lien
2nd Lien

FIRST HORIZON NATIONAL CORPORATION

22
Home Equity: Performance and Characteristics
Portfolio Characteristics Geographic Distribution
30+ Delinquency: Key Drivers
Data as of 4Q11. Numbers/Percentages may not add due to rounding.
All charts and graphs include $600.2mm of restricted consumer real estate loans.
FICO Score-Origination Lien Position Channel
53%
% of portfolio
13% 12% 14% 8% 88% 12%
% of portfolio
36% 64%
% of portfolio
First Second Total
Balance $2.1B $3.8B $5.9B
Original FICO 742 736 738
Refreshed FICO 740 724 729
Original CLTV 73% 81% 78%
Full Doc 83% 71% 76%
Owner Occupied 88% 96% 93%
HELOCs $0.8B $2.9B $3.7B
Weighted Average
HELOC Utilization
52% 62% 60%

4%
3%
2%
1%
0%
2.54%
1.02%
4Q10
1Q11
2Q11
3Q11
4Q11
Regional Banking
Non-Strategic

$40
$20
$0
4Q10
1Q11
2Q11
3Q11
4Q11
Regional Banking
Non-Strategic
Restricted

17%
19%
16%
14%
15%
$3
$2
20%
15%
10%
5%
0%
4Q10
1Q11
2Q11
3Q11
4Q11
PE Balance
Restricted Balances
Constant Pre- Payment Rate (Right Axis)

FIRST HORIZON NATIONAL CORPORATION

23
Consumer Real Estate Portfolio
30+ Delinquency: Non-Strategic vs. Regional Net Charge-Offs
Non-Strategic Portfolio Run-Off
2
1 Source: McDash industry data as of October 2011.
2 Channeling changed beginning March 2010 to be consistent with Accounting Segments.
All charts and graphs include $600.2mm of restricted real estate loans.
Industry
1
= 6.40%
$4B
$60mm
$44
$40
$35
$31
$54

$25B
$20
$15
$10
$5
$0
2005
2006
2007
2008
FNMA ("Fannie")
FHLMC ("Freddie")
GNMA("Ginnie")

$5B
$4
$3
$2
$1
$0
2004
2005
2006
2007
Jumbo Original Balance (~$13B)
Jumbo Remaining Balance (~$4B)

$10B
$8
$6
$4
$2
$0
2004
2005
2006
2007
Alt-A Original Balance (~$20B)
Alt-A Remaining Balance (~$7B)

FIRST HORIZON NATIONAL CORPORATION

[1]Requests include MI cancellation notices. [2]GSEs account for 99 percent of all actual repurchase/make-whole requests in the pipeline as of 12/31/11 and 88 percent of the active pipeline inclusive of PMI cancellation notices and all other claims. [3]Supplemental private securitization data provided on FHN's website at ir.fhnc.com.
[4]Aggregate original UPB of $3.8B. Upon recognition by FHN called loans are no longer subject to repurchase risk.
[5]Data source: LoanPerformance, CPRCDR, Intex, PolyPaths, Bloomberg with company analysis. FHN has not verified the data accuracy. Jumbo original balances exclude inactive deals.

24
Mortgage Repurchases:
Origination and Loan Characteristics
GSE GSE Originations
~$70B of originations from 2005 to 2008
Received ~$1.3B¹
of GSE-related repurchase requests
to date, or 1.8% of originations
Represent 99% of all active repurchase/make whole
requests in pipeline at 12/31/11
2
Pipeline of requests declined to $384mm in 4Q11,
down 8% from 4Q10
$261mm of GSE-related claims
$75mm of mortgage insurer-related cancellations
$ 3mm of private whole loan-related claims
$44mm of other non-repurchase requests
Jumbo and Alt-A
5
Whole Loan Sales/Non-GSE
Represent 1% of all active repurchase/make whole
requests in 4Q11 pipeline
~$47B of originations from 2000 to 2007
9 securitizations of jumbo loans called in 2Q11 and
4Q10
4
Outstanding UPB of the 2004 – 2007 securitizations
of ~$12B
63% Alt-A
37% Jumbo Loans
Private Mortgage Securitizations³

25
Private Mortgage Securitizations:
Private Securitization Risk Remains Manageable
2004-2007 Private Mortgage Securitizations
1
Private Loan Repurchase Risk
Different than GSE Risk
~$33B of originations from 2004 to 2007
102 active mortgage securitizations with a current UPB
of ~$12B
46 Jumbo and 56 Alt-A first lien securitizations
FHN originated 60% Alt-A, 40% Jumbo, and no
Subprime private securitizations
At origination, FHN’s average securitization size was
$325mm
Industry average securitization size of $858mm
Private Mortgage Securitization Facts
1
No private first lien mortgage securitization loan
repurchase requests
Four private securitization-related lawsuits outstanding
2
67% of current UPB dollar-weighted 2004-2007 private
securitizations are outperforming industry cohort on
cumulative loss
79% of current UPB dollar-weighted 2004-2007 private
securitizations are outperforming industry cohort on
60D+ delinquencies
1 Data source: LoanPerformance, CPRCDR, Intex, PolyPaths, Bloomberg with company analysis. FHN has not verified data accuracy. Excludes inactive deals. Data as of Nov 2011 with Dec remits.
2 Two lawsuits are from 2H10 and the other two, including a suit by FHFA, are from 3Q11.  A fifth suit, filed in 2010, has been withdrawn as to FHN.
Resolution
Representations
Access
Voting Rights
Generally, reps and warranties
are not as comprehensive as
GSE whole-loan reps and
warranties
No specific representation and
warranty on third-party fraud
in the origination
Difficult for most non-
governmental investors to
access loan files
Significant upfront cost with
unknown returns; must
indemnify trustee
Generally requires a
coordinated investor effort to
compel trustees to investigate
and pursue repurchase claims
Investor interests are not
necessarily aligned
Longer resolution
process expected
Longer timeline may decrease
probability of successful claims

24%
18%
12%
6%
0%
2004
2005
2006
2007

35%
28%
21%
14%
7%
0%
2004
2005
2006
2007

5%
4%
3%
2%
1%
0%
2004
2005
2006
2007

15%
12%
9%
6%
3%
0%
2004
2005
2006
2007

FIRST HORIZON NATIONAL CORPORATION

26
Private Mortgage Securitizations:
Delinquencies and Cumulative Losses
Jumbo 60+ Day Delinquencies Alt-A 60+ Day Delinquencies
Jumbo Cumulative Losses Alt-A Cumulative Losses
Data as of November 2011.  December Remits.
Data source: LoanPerformance, CPRCDR, Intex, PolyPaths, Bloomberg with company analysis.  FHN has not verified the data accuracy.
Cohort (Industry) = Loans of similar type/vintage relevant reference group
Numbers may not add to total due to rounding. Supplemental private securitization data provided on FHN’s website at ir.fhnc.com.
6% 12% 8% 11%
Vintage Remaining Balance / Total 2004-2007 Current Jumbo and Alt-A Balance
6% 29% 19% 9%
11% 12% 8% 9%
Vintage Original Balance / Total 2004-2007 Original Jumbo and Alt-A Balance
8% 27% 18% 7%
FHN Industry
1

Cumulative Loss 4%
60D+ Delinquent² 8%
Performing UPB 34%
Paid Off 53%
$0.8
$0.6
$0.4
$0.2
$0.0

Numbers and percentages may not add to total due to rounding. Data source: December Trustee Reports and the FHFA lawsuit filed on 9/2/11.
[1]In April 2007, the GSEs purchased the remaining $151mm of UPB in the FHAMS 2005-AA12 IIA1 tranche, as reported in the FHFA lawsuit. This tranche had an origination balance of $213mm.
[2]60D+ Delinquent defined as a delinquency status of 60 days or more for bankruptcies, foreclosures, REO, and delinquencies.

FIRST HORIZON NATIONAL CORPORATION

FHFA Litigation Certificate Breakdown
FHFA Litigation Securitizations
$1.0B
$874mm*
27
*The original balance related to the FHFA lawsuit is $874mm, plus an additional $9mm of cost over par, totaling $883mm
($ in Millions)
Alt-A Deal
FHFA-Related
Tranche
Original
UPB
Paid
Off
Current
UPB
Performing
UPB
60D+
Delinq
Cumulative
Loss
FHAMS 2005-AA9      IIA1 $214 $117 $90 $74 $16 $7
FHAMS 2005-AA10     IA1 $140 $80 $57 $47 $10 $4
FHAMS 2005-AA11     IA1 $129 $66 $54 $45 $9 $8
FHAMS 2005-AA12     IIA1 $161 $68 $83 $67 $16 $9
FHAMS 2006-AA1      IA1 $230 $133 $87 $66 $20 $11
FHFA Total
1
$874 $464 $371 $299 $71 $39

Reconciliation to GAAP Financials
Slides in this presentation use non-GAAP information of net interest income adjusted for impact of FTE. That information is not presented according to generally accepted accounting principles (GAAP), and is reconciled to GAAP information below.
28
($ in 000s) 4Q11 3Q11 2Q11
Regional Banking
Net interest income (GAAP) $150,119 $140,612 $136,304
FTE adjustment 1,510 1,434 1,353
Net interest income adjusted for impact of FTE (Non-GAAP) $151,629 $142,046 $137,657
Capital Markets
Net interest income (GAAP) $5,526 $5,552 $5,509
FTE adjustment 106 81 76
Net interest income adjusted for impact of FTE (Non-GAAP) $5,632 $5,633 $5,585
Corporate
Net interest income (GAAP) ($3,766) ($493) $404
FTE adjustment 34 40 68
Net interest income adjusted for impact of FTE (Non-GAAP) ($3,732) ($453) $472
Non-Strategic
Net interest income (GAAP) $26,998 $30,669 $30,643
FTE adjustment 0 0 0
Net interest income adjusted for impact of FTE (Non-GAAP) $26,998 $30,669 $30,643
Total Consolidated
Net interest income (GAAP) $178,877 $176,340 $172,860
FTE adjustment 1,650 1,555 1,497
Net interest income adjusted for impact of FTE (Non-GAAP) $180,527 $177,895 $174,357

($ Millions)	4Q11	3Q11	2Q11
Tangible Common Equity (Non-GAAP)			
Total equity (GAAP)	$2,684.6	$2,743.2	$2,681.4
Less: Noncontrolling interest	295.2	295.2	295.2
Total common equity	2,389.5	2,448.1	2,386.2
Less: Intangible assets (GAAP) [1]	159.9	160.9	164.1
Tangible common equity (Non-GAAP)	2,229.6	2,287.2	2,222.2
Less: Unrealized gains on AFS securities, net of tax	67.1	79.4	58.1
Adjusted tangible common equity (Non-GAAP)	2,162.5	2,207.8	2,164.1
Tangible Assets (Non-GAAP)			
Total assets (GAAP)	$24,789.4	$25,571.5	$25,054.1
Less: Intangible assets (GAAP) [1]	159.9	160.9	164.1
Tangible assets (Non-GAAP)	24,629.5	25,410.6	24,890.0
Tier 1 Common (Non-GAAP)			
Tier 1 capital [2]	$2,854.1	$2,875.1	$2,818.5
Less: Noncontrolling interest - FTBNA Preferred Stock	294.8	294.8	294.8
Less: Trust preferred	200.0	200.0	200.0
Tier 1 common (Non-GAAP) [2]	2,359.3	2,380.3	2,323.7
Risk Weighted Assets			
Risk weighted assets [2]	$20,160.4	$19,910.8	$19,589.3
Ratios			
Tangible common equity to tangible assets (TCE/TA) (Non-GAAP)	9.05%	9.00%	8.93%
Total equity to total assets (GAAP)	10.83%	10.73%	10.70%
Tier 1 common ratio (Non-GAAP) [2]	11.70%	11.95%	11.86%
Tier 1 capital to total assets (GAAP) [2]	11.51%	11.24%	11.25%
Tangible common equity to risk weighted assets (TCE/RWA) (Non-GAAP) [2]	11.06%	11.49%	11.34%
Tangible common equity plus reserves to risk weighted assets (TCE/RWA) (Non-GAAP) [2]	12.97%	13.75%	14.02%
Total equity plus reserves to total assets (GAAP)	12.38%	12.49%	12.79%

FIRST HORIZON NATIONAL CORPORATION

Reconciliation to GAAP Financials
Slides in this presentation use non-GAAP information of tangible assets, tangible common equity, tier 1 common capital, and various ratios using one or more of those measures. That information is not presented according to generally accepted accounting principles (GAAP), and is reconciled to GAAP information below.
29
1 Includes goodwill and other intangible assets, net of amortization.
2 Current quarter is an estimate.
Numbers may not add to total due to rounding.

Reconciliation to GAAP Financials
Slides in this presentation use non-GAAP information of net interest income, assets, net interest margin, net charge-
offs, fee income, revenue, expense and various ratios using one or more of those measures. That information is not presented according to generally accepted accounting principles (GAAP), and is reconciled to GAAP information below.
30
Numbers may not add to total due to rounding.
Regional Banking 2011 2010
Total Revenue ($000) $828,035 $843,181
FTEs 3,252 3,535
Revenue Per FTE ($000) $255 $239
2011
Return
on Assets
Net Interest
Margin
Net Charge-Offs/
Average Loans
Fee Income /
Total Revenue
Efficiency
Ratio
    Regional Bank (GAAP) 1.80% 5.21% 0.93% 32% 68%
    Capital Markets (GAAP) 1.57% 1.20% 0.00% 94% 85%
    Corporate (GAAP) 0.23% -0.11% 0.00% 55% 355%
  Core (Non-GAAP) 1.34% 3.54% 0.91% 52% 80%
  Non-Strategic (GAAP) -1.85% 2.24% 4.43% 43% 140%
Consolidated (GAAP) 0.58% 3.22% 2.02% 50% 89%